Exhibit 10.1



                                                                  EXECUTION COPY
================================================================================



                         SALE AND SERVICING AGREEMENT


                                     among


                   MORGAN STANLEY AUTO LOAN TRUST 2004-HB2,
                                    Issuer,


                      MORGAN STANLEY ABS CAPITAL II INC.,
                                  Depositor,


                      MORGAN STANLEY ASSET FUNDING INC.,
                                    Seller,


                         THE HUNTINGTON NATIONAL BANK,
                                   Servicer


                                      and


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               Indenture Trustee





                           Dated as of June 30, 2004



================================================================================

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

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS

Section 1.01      Definitions.....................................................................................1
Section 1.02      Other Definitional Provisions..................................................................26

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

Section 2.01      Conveyance of Receivables......................................................................27

                                  ARTICLE III

                                THE RECEIVABLES

Section 3.01      Certain Prior Representations and Warranties of HNB............................................31
Section 3.02      Representations and Warranties of the Depositor................................................32
Section 3.03      Repurchase Upon Breach.........................................................................32
Section 3.04      Custody of Receivable Files....................................................................33
Section 3.05      Duties of Servicer as Custodian................................................................33
Section 3.06      Instructions; Authority to Act.................................................................35
Section 3.07      [Intentionally Omitted]........................................................................35
Section 3.08      Effective Period and Termination...............................................................35

                                  ARTICLE IV

                           SERVICING OF RECEIVABLES

Section 4.01      Duties of Servicer.............................................................................36
Section 4.02      Collection of Receivable Payments; Modifications of Receivables; Monthly Advances..............37
Section 4.03      Realization upon Receivables...................................................................38
Section 4.04      Satisfaction of Receivable.....................................................................39
Section 4.05      Maintenance of Security Interests in Financed Vehicles.........................................39
Section 4.06      Additional Servicing Covenants.................................................................39
Section 4.07      [Intentionally Omitted]........................................................................40
Section 4.08      Purchase of Receivables Upon Breach............................................................40
Section 4.09      Servicing Fee; Costs and Expenses..............................................................41
Section 4.10      Servicer's Certificate and Servicer Reports....................................................42
Section 4.11      Annual Statement as to Compliance..............................................................42
Section 4.12      Annual Report of Accountants...................................................................43
Section 4.13      Access to Certain Documentation and Information Regarding Receivables..........................43



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

Section 4.14      Access to Information Regarding Trust and Basic Documents......................................43
Section 4.15      Maintenance of Errors and Omission Policy......................................................44

                                   ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

Section 5.01      Establishment of Accounts......................................................................44
Section 5.02      Collections; Deposits into Collection Account..................................................46
Section 5.03      Application of Collections.....................................................................47
Section 5.04      Repurchase Amounts.............................................................................47
Section 5.05      Permitted Withdrawals from Collection Account..................................................47
Section 5.06      Distributions..................................................................................47
Section 5.07      Pre-Funding Account............................................................................52
Section 5.08      Statements to Securityholders..................................................................52
Section 5.09      Subcertifications of Indenture Trustee in Connection with Sarbanes-Oxley Certifications........54

                                  ARTICLE VI

                                 THE DEPOSITOR

Section 6.01      Representations of Depositor...................................................................55
Section 6.02      Corporate Existence............................................................................57
Section 6.03      Liability of Depositor; Indemnities............................................................57
Section 6.04      Merger or Consolidation of, or Assumption of the Obligations of, Depositor.....................57
Section 6.05      Limitation on Liability of Depositor and Others................................................58
Section 6.06      Depositor May Own Securities...................................................................58
Section 6.07      Depositor to Provide Copies of Relevant Securities Filings.....................................58
Section 6.08      Amendment of Depositor's Organizational Documents..............................................58
Section 6.09      Sarbanes-Oxley Certifications..................................................................58

                                  ARTICLE VII

                                 THE SERVICER

Section 7.01      Representations of Servicer....................................................................59
Section 7.02      Indemnities of Servicer........................................................................61
Section 7.03      Merger or Consolidation of, or Assumption of the Obligations of, Servicer......................63
Section 7.04      Limitation on Liability of Servicer and Others.................................................63
Section 7.05      Servicer Not to Resign.........................................................................64

                                 ARTICLE VIII

                                    DEFAULT

Section 8.01      Event of Servicing Terminations and Additional Event of Servicing Terminations.................64



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

Section 8.02      Consequences of an Event of Servicing Termination or an Additional Event of Servicing
                  Termination....................................................................................66
Section 8.03      Appointment of Successor Servicer..............................................................67
Section 8.04      Notification to Securityholders................................................................68
Section 8.05      Waiver of Past Defaults........................................................................68

                                  ARTICLE IX

                                  TERMINATION

Section 9.01      Optional Purchase of All Receivables...........................................................68

                                   ARTICLE X

                                 MISCELLANEOUS

Section 10.01     Amendment......................................................................................69
Section 10.02     Protection of Title to Trust...................................................................70
Section 10.03     Notices........................................................................................72
Section 10.04     Assignment by the Depositor or the Servicer....................................................72
Section 10.05     Limitations on Rights of Others................................................................73
Section 10.06     Severability...................................................................................73
Section 10.07     Counterparts...................................................................................73
Section 10.08     Headings.......................................................................................73
Section 10.09     Governing Law..................................................................................73
Section 10.10     Assignment by Issuer...........................................................................73
Section 10.11     Nonpetition Covenants..........................................................................73
Section 10.12     Limitation of Liability of Owner Trustee and Indenture Trustee.................................73

SCHEDULE A                 Schedule of Initial Receivables (On file with the Indenture Trustee)
SCHEDULE B                 Location of Receivable Files
SCHEDULE C                 Cumulative Net Loss Ratio

EXHIBIT A                  Form of Distribution Date Statement to Noteholders
EXHIBIT B                  Form of Servicer's Certificate
EXHIBIT C                  Form of Servicer Annual Certification
EXHIBIT D                  Form of Depositor's Annual Sarbanes-Oxley Certification
EXHIBIT E                  Form of Certification to be Provided to the Depositor by the Indenture Trustee
EXHIBIT F                  Loss Note Affidavit
EXHIBIT G                  Servicing Standards
EXHIBIT H                  Form of Subsequent Transfer Agreement
EXHIBIT I                  Assignment, Assumption and Recognition Agreement

         This SALE AND SERVICING AGREEMENT, dated as of June 30, 2004, among MORGAN STANLEY AUTO LOAN TRUST 2004-HB2, a Delaware statutory trust (the "Issuer"), MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as depositor (the "Depositor"), THE HUNTINGTON NATIONAL BANK, as servicer ("HNB," and in such capacity, the "Servicer"), MORGAN STANLEY ASSET FUNDING INC., a Delaware corporation, as seller (the "Seller"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to acquire from the Depositor a portfolio of Receivables arising in connection with various retail automobile and light-duty truck loan and installment sale contracts purchased by the Seller in the ordinary course of its business and sold by the Seller to the Depositor pursuant to the one or more Assignment, Assumption and Recognition Agreements (as defined herein);

         WHEREAS, the Issuer desires to acquire a portion of such Receivables on the date hereof and the remainder of such portfolio during the Funding Period (as defined herein);

         WHEREAS, the Depositor is willing to transfer such Receivables to the Issuer; and

         WHEREAS, HNB is willing to service such Receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "1934 Act Documents" has the meaning assigned to such term in Section 5.09.

         "Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Issuer pursuant to Section 2.01(b) of this Agreement, notice of the Depositor's election to transfer Subsequent Receivables to the Issuer, such notice to designate the related Subsequent Transfer Date and the approximate principal balance of Subsequent Receivables to be transferred on such Subsequent Transfer Date.

         "Affiliate" means, when used with reference to a specified Person, any Person that (a) directly or indirectly controls or is controlled by or is under common control with the specified Person, (b) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity or (c) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities; provided, however, that when used with reference to the Servicer in Section

7.01, "Affiliate" means any Person that directly or indirectly controls or is controlled by or is under common control with the Servicer.

         "Additional Event of Servicing Termination" has the meaning assigned to such term in Section 8.01(b).

         "Agreement" means this Sale and Servicing Agreement, including all schedules and exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of a Financed Vehicle and any related costs, including but not limited to, service warranties.

         "Applicable Law" means, with respect to any Person, all statutes, rules and regulations and orders of any Governmental Authority applicable to such Person.

         "Assignment" has the meaning assigned thereto in the Flow Purchase Agreement.

         "Assignment, Assumption and Recognition Agreement" means the Assignment, Assumption and Recognition Agreement, substantially in the form attached hereto as Exhibit I among Morgan Stanley Asset Funding Inc., as assignor, the Depositor, as assignee, and HNB, as seller and servicer, entered into on the Closing Date with respect to the assignment of the Initial Receivables to the Depositor, and as supplemented on each Subsequent Transfer Date by an agreement supplemental thereto pursuant to which the agreements and undertakings made pursuant thereto are extended to cover the Subsequent Receivables being transferred on such Subsequent Transfer Date, and as it may be otherwise amended, supplemented or modified from time to time.

         "Basic Documents" means the Indenture, this Agreement, the Trust Agreement, the Assignment, each Assumption and Recognition Agreement, each Subsequent Transfer Agreement and other documents (including any Letter of Representations with the Depository Trust Company) and certificates delivered in connection therewith.

         "Business Day" means any day other than (a) a Saturday or Sunday or
(b) a day on which banking institutions in the States of New York or Delaware, the jurisdiction of the principal place of business of the Servicer or the cities in which the Corporate Trust Offices of the Indenture Trustee are located, are authorized or required by law or executive order to be closed. Notwithstanding the foregoing, with respect to payments to the Noteholders or Certificateholders, Business Day means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of New York or the cities in which the Corporate Trust Offices of the Indenture Trustee are located are authorized or required by law or executive order to be closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

         "Class" means any one of the classes of Notes.



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

         "Class A Note" means any Class A-1 Note, Class A-2 Note , Class A-3 Note or Class A-4 Note.

         "Class A Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution Date, the Class A-2 Interest Distributable Amount for such Distribution Date, the Class A-3 Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Distributable Amount for such Distribution Date.

         "Class A Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Distribution Date minus (ii) the lesser of
(A) 88.25% of the Pool Balance for such Distribution Date and (B) an amount equal to (1) the Pool Balance for such Distribution Date minus (2) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, unless the Class A Notes have been paid in full, for (I) any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date and (II) each subsequent Distribution Date as of which the Six-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class A Principal Distributable Amount shall be 100% of the Regular Principal Allocation for such Distribution Date; provided further, that on the Final Scheduled Distribution Date of any Class of Class A Notes, the Class A Principal Distributable Amount shall not be less than the amount that is necessary to pay that Class of Class A Notes in full; and provided further, that the Class A Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class A Notes on that Distribution Date.

         "Class A-1 Final Scheduled Distribution Date" means the Distribution Date in August 2006.

         "Class A-1 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

         "Class A-1 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date.

         "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other

Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-1 Noteholder" means each Person in whose name a Class A-1
Note is registered in the Note Register.

         "Class A-1 Notes" means the 1.90% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

         "Class A-1 Rate" means 1.90% per annum.

         "Class A-2 Final Scheduled Distribution Date" means the Distribution Date in July 2007.

         "Class A-2 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

         "Class A-2 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date.

         "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-2 Noteholder" means each Person in whose name a Class A-2
Note is registered in the Note Register.

         "Class A-2 Notes" means the 2.40% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

         "Class A-2 Rate" means 2.40% per annum.

         "Class A-3 Final Scheduled Distribution Date" means the Distribution Date in March 2009.

         "Class A-3 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-3 Rate.

         "Class A-3 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Distribution Date and the Class A-3 Interest Carryover Shortfall for such Distribution Date.

         "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Noteholder" means each Person in whose name a Class A-3
Note is registered in the Note Register.

         "Class A-3 Notes" means the 2.94% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

         "Class A-3 Rate" means 2.94% per annum.

         "Class A-4 Final Scheduled Distribution Date" means the Distribution Date in March 2012.

         "Class A-4 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-4 Rate.

         "Class A-4 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Carryover Shortfall for such Distribution Date.

         "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other

Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Noteholder" means each Person in whose name a Class A-4
Note is registered in the Note Register.

         "Class A-4 Notes" means the 3.46% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

         "Class A-4 Rate" means 3.46% per annum.

         "Class B Final Scheduled Distribution Date" means the Distribution Date in March 2012.

         "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class B Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class B Rate.

         "Class B Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class B Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Noteholder" means each Person in whose name a Class B Note is registered in the Note Register.

         "Class B Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Monthly Interest Distributable Amount for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

         "Class B Notes" means the 3.37% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

         "Class B Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date) and (ii) the Outstanding Amount of the Class B Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 92.75% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for (I) any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or


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

equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date and (II) each subsequent Distribution Date as of which the Six-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class B Principal Distributable Amount shall be an amount equal to (x) 100% of the Regular Principal Allocation for such Distribution Date minus (y) the Class A Principal Distributable Amount for such Distribution Date; provided further that, on the Class B Final Scheduled Distribution Date, the Class B Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided further that the Class B Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class B Notes on that Distribution Date.

         "Class B Rate" means 3.37% per annum.

         "Class C Final Scheduled Distribution Date" means the Distribution Date in March 2012.

         "Class C Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class C Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class C Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class C Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class C Rate.

         "Class C Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class C Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class C Noteholder" means each Person in whose name a Class C Note is registered in the Note Register.

         "Class C Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class C Monthly Interest Distributable Amount for such Distribution Date and the Class C Interest Carryover Shortfall for such Distribution Date.

         "Class C Notes" means the 3.24% Asset Backed Notes, Class C, substantially in the form of Exhibit C to the Indenture.

         "Class C Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Distributable Amount on such Distribution Date) and (iii) the Outstanding

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


Amount of the Class C Notes immediately prior to such Distribution Date minus
(b) the lesser of (i) 94.50% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for (I) any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date and (II) each subsequent Distribution Date as of which the Six-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class C Principal Distributable Amount shall be an amount equal to (x) 100% of the Regular Principal Allocation for such Distribution Date minus (y) an amount equal to the sum of (1) the Class A Principal Distributable Amount for such Distribution Date plus (2) the Class B Principal Distribution Amount for such Distribution Date; provided further that, on the Class C Final Scheduled Distribution Date, the Class C Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class C Notes in full; and provided further that the Class C Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class C Notes on that Distribution Date.

         "Class C Rate" means 3.24% per annum.

         "Class D Final Scheduled Distribution Date" means the Distribution Date in March 2012.

         "Class D Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class D Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class D Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class D Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class D Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class D Rate.

         "Class D Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class D Notes at the Class D Rate on the Outstanding Amount of the Class D Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class D Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class D Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class D Noteholder" means each Person in whose name a Class D Note is registered in the Note Register.

         "Class D Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class D Monthly Interest Distributable Amount for such Distribution Date and the Class D Interest Carryover Shortfall for such Distribution Date.

         "Class D Notes" means the 3.82% Asset Backed Notes, Class D, substantially in the form of Exhibit D to the Indenture.

         "Class D Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Distributable Amount on such Distribution Date), (iii) the Outstanding Amount of the Class C Notes (after taking into account distribution of the Class C Principal Distributable Amount on such Distribution Date) and (iv) the Outstanding Amount of the Class D Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 94.50% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for (I) any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date and (II) each subsequent Distribution Date as of which the Six-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class D Principal Distributable Amount shall be an amount equal to (x) 100% of the Regular Principal Allocation for such Distribution Date minus (y) an amount equal to the sum of (1) the Class A Principal Distributable Amount for such Distribution Date plus (2) the Class B Principal Distribution Amount for such Distribution Date plus (3) the Class C Principal Distribution Amount for such Distribution Date; provided further that, on the Class D Final Scheduled Distribution Date, the Class D Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class D Notes in full; and provided further that the Class D Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class D Notes on that Distribution Date.

         "Class D Rate" means 3.82% per annum.

         "Class E Final Scheduled Distribution Date" means the Distribution Date in March 2012.

         "Class E Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class E Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class E Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class E Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class E Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class E Rate.

         "Class E Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class E Notes at the Class E Rate on the Outstanding Amount of the Class E Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class E Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class E Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class E Noteholder" means each Person in whose name a Class E Note is registered in the Note Register.

         "Class E Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class E Monthly Interest Distributable Amount for such Distribution Date and the Class E Interest Carryover Shortfall for such Distribution Date.

         "Class E Notes" means the 5.00% Asset Backed Notes, Class E, substantially in the form of Exhibit E to the Indenture.

         "Class E Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) an amount equal to the sum of
(i) the Class A Principal Distributable Amount for such Distribution Date,
(ii) the Class B Principal Distributable Amount for such Distribution Date,
(iii) the Class C Principal Distributable Amount for such Distribution Date and (iv) the Class D Principal Distributable Amount for such Distribution Date; provided, however, that, on the Class E Final Scheduled Distribution Date, the Class E Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class E Notes in full; and provided further that the Class E Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class E Notes on that Distribution Date.
         "Class E Rate" means 5.00% per annum.

         "Closing Date" means August 30, 2004.

         "Collateral" has the meaning specified in the Granting Clause of the Indenture.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "Collection Period" means, with respect to each Distribution Date, the calendar month preceding the calendar month in which that Distribution Date occurs; provided, however, that in the case of the first Distribution Date, the related Collection Period is the period commencing on July 1, 2004 and ending on August 31, 2004.

         "Collector" has the meaning assigned to such term in Section 4.03(b).

         "Commission" means the United States Securities and Exchange Commission or its successor.

         "Contract" means a retail automobile and light-duty truck loan and installment sale contract.

         "Contract Rate" means, with respect to each Receivable, the annual rate of interest applicable to such Receivable stated in the applicable loan contract or installment sale contract.

         "Controlling Class" means (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the

Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes, (iv) if the Class A Notes, the Class B Notes and the Class C Notes have been paid in full and Class D Notes remain Outstanding, the Class D Notes and (v) if the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes have been paid in full and Class E Notes remain Outstanding, the Class E Notes.

         "Conveyed Assets" means, collectively, the Initial Conveyed Assets and the Subsequent Conveyed Assets.

         "Cram Down Loss" means, with respect to a Receivable, any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred at the end of the Collection Period in which the Servicer enters the Cram Down Loss into its computer system (and the Servicer shall make such entry within two Business Days after it has received actual notice of such order).

         "Cumulative Net Loss Ratio" means, with respect to any Determination Date, a fraction (expressed as a percentage), the numerator of which is equal to (x) the sum of the Net Liquidation Losses for all Collection Periods from the Initial Cut-Off Date through and including the Collection Period immediately preceding such Determination Date plus (y) the Cram Down Losses that occurred during such period, and the denominator of which is equal to the aggregate Principal Balance of the Receivables as of the applicable Cut-Off Date.

         "Cut-Off Date" means (i) with respect to each Initial Receivable, the Initial Cut-off Date and (ii) with respect to each Subsequent Receivable, the cut-off date specified in the related Subsequent Transfer Agreement.

         "Dealer" means each dealer that sold a Financed Vehicle and that originated and/or assigned a related Receivable to HNB under an existing Dealer Agreement.

         "Dealer Agreement" means the agreement between a Dealer and HNB relating to the origination of, or assignment of, the related Receivables to HNB and all documents and instruments relating thereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (a) which, at the end of such Collection Period, is deemed uncollectible by the Servicer in accordance with the Servicing Standard, (b) in respect of which the Servicer has repossessed the related Financed Vehicle and such Financed Vehicle has been liquidated during such Collection Period,
(c) in respect of which the Servicer has repossessed the related Financed Vehicle and has held such Financed Vehicle in its repossession inventory for 60 (sixty) days or more as of the last day of such Collection Period, (d) which becomes 120 days past due during such Collection Period and in respect of which the related Financed Vehicle is not in repossession inventory or (e) which becomes 180 days past due during such Collection Period.

         "Deficiency Balance" means the outstanding Principal Balance of a Defaulted Receivable remaining unpaid after the application of all Liquidation Proceeds (including proceeds of sale or other disposition of the related Financed Vehicle) and Insurance Proceeds received with respect to such Defaulted Receivable have been applied in reduction of such Principal Balance.

         "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

                  (d) with respect to any item of Trust Account Property that is a security entitlement under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

         "Depositor" means Morgan Stanley ABS Capital II Inc. and its successors in interest.

         "Depositor's Annual Sarbanes-Oxley Certification" has the meaning assigned to such term in Section 6.09.

         "Determination Date" means the fourth Business Day preceding a Remittance Date, or if such day is not a Business Day, the immediately preceding Business Day.

         "Distribution Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on September 15, 2004.

         "Distribution Date Statement" means the monthly report to Securityholders specified in Section 5.08, the form of which is set forth in Exhibit A.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that
(i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (ii) the deposits of which are insured by the FDIC.

         "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

                           (a) direct obligations of, and obligations fully
                  guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof;

                           (b) demand deposits, time deposits or certificates
                  of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

                           (c) commercial paper having, at the time of the
                  investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

                           (d) investments in money market funds having a
                  rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                           (e) bankers' acceptances issued by any depository
                  institution or trust company referred to in clause (b) above;

                           (f) repurchase obligations with respect to any
                  security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

                           (g) any other investment with respect to which the
                  Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Servicer has received written notification from Standard & Poor's that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

         "Eligible Servicer" means (a) HNB or (b) any other Person that at the time of its appointment as Servicer is either (i) a person that (A) is servicing a portfolio of retail automobile and light-duty truck loan and installment sale contracts, (B) is legally qualified and has the capacity to service the Receivables, (C) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (D) has a minimum net worth of $50,000,000 or
(ii) otherwise acceptable to each Rating Agency.

         "Event of Servicing Termination" has the meaning assigned to such term in Section 8.01(a).

         "FDIC" means the Federal Deposit Insurance Corporation or any successor organization.

         "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date, the Class B Final Scheduled

Distribution Date, the Class C Final Scheduled Distribution Date, the Class D Final Scheduled Distribution Date or the Class E Final Scheduled Distribution Date, as applicable.

         "Financed Vehicle" means a new or used automobile or light-duty truck that secures a Receivable.

         "First Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance with respect to such Distribution Date.

         "Fitch" means Fitch Ratings, a wholly-owned subsidiary of Fimalac S.A., together with its successors.

         "Flow Purchase Agreement" means the Purchase and Servicing Agreement, dated as of May 31, 2004, between HNB, as seller and servicer, and Morgan Stanley Asset Funding Inc., as purchaser, as the same may be amended, restated or modified from time to time, and including each Assignment with respect to the Receivables that is executed and delivered thereunder.

         "Flow Purchase Agreement Collection Period" means a Collection Period as defined in the Flow Purchase Agreement.

         "Fourth Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance with respect to such Distribution Date.

         "Funding Period" means the period from and including the Closing Date until the earliest of (a) the date on which the amount on deposit in the Pre-Funding Account is less than $2,500, (b) the date on which an Event of Servicing Termination or Additional Event of Servicing Termination occurs or an Event of Default occurs under the Indenture or (c) October 15, 2004.

         "GAP Amount" means, with respect to any Receivable, the amount of the outstanding Principal Balance of such Receivable which HNB determines is required to be cancelled pursuant to HNB GAP in accordance with the terms of the related loan contract or installment sale contract, if the Obligor on such Receivable has purchased HNB GAP.

         "Governmental Authority" means the government of the United States of America, or any political subdivision thereof, whether state, federal, provincial or local, and any agency, authority, instrumentality, regulatory body, court, administrative court or judge, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "HNB" means The Huntington National Bank, a national banking association organized under the laws of the United States of America.

         "HNB GAP" means, with respect to any Receivable, HNB's debt cancellation plan pursuant to which some or all of the outstanding Principal Balance of a Receivable is required to be cancelled as and if provided under the terms of the contract or related documents for such Receivable.

         "Indemnified Claim" has the meaning assigned to such term in Section 7.02(b).

         "Indemnified Parties" or "Indemnified Party" has the meaning assigned to such terms in Section 7.02(a).

         "Indenture" means the Indenture, dated as of June 30, 2004, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Indenture Trustee Fee" means one twelfth of the sum of the fees payable annually to the Indenture Trustee, as set forth in the fee letter from the Indenture Trustee to the Depositor dated August 30, 2004.

         "Initial Class A-1 Note Balance" means $170,000,000.

         "Initial Class A-2 Note Balance" means $135,490,000.

         "Initial Class A-3 Note Balance" means $178,340,000.

         "Initial Class A-4 Note Balance" means $103,320,000.

         "Initial Class B Note Balance" means $13,700,000.

         "Initial Class C Note Balance" means $17,200,000.

         "Initial Class D Note Balance" means $8,285,000.

         "Initial Class E Note Balance" means $10,832,000.

         "Initial Conveyed Assets" has the meaning assigned to such term in
Section 2.01(a).

         "Initial Cut-off Date" means the close of business on June 30, 2004.

         "Initial Pool Balance" means an amount equal to the sum of (i) the aggregate Principal Balance, as of the Initial Cut-Off Date, of the Initial Receivables listed on Schedule A hereto, which shall be $537,164,809.81 plus
(ii) the Pre-Funded Amount.

         "Initial Receivables" means all of the retail automobile and light-duty truck loan and installment sale contracts listed on Schedule A to this Agreement (which Schedule may be in electronic form).

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or all or substantially all of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for all or substantially all of its property, or the making by such Person of any general assignment for the benefit of creditors, or such Person admits in writing its inability to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Proceeds" means, with respect to any Receivable, proceeds of any insurance policy or service warranty related to such Receivable or the related Collateral, to the extent such proceeds are to be used to reduce the Principal Balance of such Receivable and are not to be applied to the restoration of the related Financed Vehicle or released to the Obligor in accordance with Applicable Law or the procedures that the Servicer would follow in servicing retail automobile and light duty truck loan and installment sale contracts or repossessed collateral held for its own account. For the sake of clarity it is understood that HNB GAP is not an insurance policy and that payments under HNB GAP with respect to a Receivable are not Insurance Proceeds.

         "Interest Accrual Period" means, with respect to the Notes and any Distribution Date, the period from and including the 15th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs.

         "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account to be applied on such Distribution Date pursuant to
Section 5.01(f).

         "Issuer" means Morgan Stanley Auto Loan Trust 2004-HB2.

         "Late Fees" means, with respect to any Receivable, any late fees, prepayment charges, extension fees, pass-a-payment fees or other administrative fees or similar charges allowed by Applicable Law with respect to such Receivable.

         "Lien" means a security interest, lien, charge, claim, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to any Receivable by operation of Applicable Law.

         "Liquidation Proceeds" means, with respect to any Defaulted Receivable, cash (other than Insurance Proceeds) in excess of the costs of liquidation received in connection with the liquidation of a Defaulted Receivable, whether through the sale or assignment of such

Receivable, trustee's sale or otherwise, including the sale or other disposition of the related Financed Vehicle.

         "Lost Note Affidavit" means an affidavit substantially in the form of Exhibit F hereto.

         "Minimum Required Rating" means, with respect to HNB, a short-term senior unsecured debt rating equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

         "Monthly Advance" has the meaning assigned to such term in Section 4.02(c).

         "Monthly Payment" means the scheduled monthly payment of principal and interest on a Receivable that is payable by an Obligor under the related loan contract or installment sale contract.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(f) exceeds the aggregate of all interest and other income realized during such period on such funds.

         "Net Liquidation Losses" means, with respect to any Collection Period, the amount, if any, by which (a) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during that Collection Period exceeds (b) the Liquidation Proceeds, Insurance Proceeds and any Deficiency Balance recoveries received during that Collection Period.

         "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class B Note Balance, (vi) the Initial Class C Note Balance, (vii) the Initial Class D Note Balance and
(viii) the Initial Class E Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

         "Note Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of each Class of Notes.

         "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

         "Noteholders" means the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders or the Class E Noteholders.

         "Obligor" means the obligor or obligors on a Receivable.

         "Officer's Certificate" means a certificate signed by (a) the chairman of the board, the vice chairman of the board, the president, an executive vice president, a senior vice president, a vice president, an assistant vice president, the treasurer, the secretary or (b) two of the assistant treasurers and/or assistant secretaries of the Depositor or the Servicer, as required by this Agreement.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel, except as otherwise provided in the other Basic Documents or in the Flow Purchase Agreement.

         "Overcollateralization Target Amount" means, as of any Distribution Date, the greater of (x) 2.00% of the outstanding Pool Balance for such Distribution Date and (y) 1.00% of the Initial Pool Balance.

         "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement and any successor Owner Trustee pursuant to the terms of the Trust Agreement.

         "Owner Trustee Fee" means the fee payable to the Owner Trustee, as set forth in a separate fee agreement between the Owner Trustee and the Depositor.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or Governmental Authority or any agency or political subdivision thereof or any other entity.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pool Balance" means, with respect to any Distribution Date, an amount equal to the sum of (i) the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Repurchase Amounts to be remitted by the Servicer for the related Collection Period, and after adjustment for Cram Down Losses and reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period plus (ii) any amounts (exclusive of Investment Earnings) on deposit in the Pre-Funding Account at the end of such Collection Period.

         "Pool Delinquency Percentage" means, with respect to any Determination Date, the average for the three (3) preceding Collection Periods (or if prior to three (3) months from the Initial Cut-Off Date, the number of whole Collection Periods since the Initial Cut-Off Date) of a fraction (expressed as a percentage), the numerator of which is the aggregate Principal Balance of all Receivables that as of the end of the immediately preceding Collection Period are thirty (30) or more days delinquent (excluding Defaulted Receivables from such numerator), and the denominator of which is the aggregate Principal Balance of the Receivables as of the end of the immediately preceding Collection Period.

         "Pre-Funded Amount" means an amount equal to $100,000,000.00, which shall be deposited in the Pre-Funding Account on the Closing Date and shall be applied to the purchase of Subsequent Receivables or to the redemption of the Notes as provided for herein.

         "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Section 5.01(d).

         "Principal Balance" means, with respect to any Receivable, as of any date of determination, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of (i) that portion of all amounts received by the Servicer (which amounts shall include any amounts received by (x) HNB or (y) the Servicer under the Flow Purchase Agreement prior to the Closing Date) from or on behalf of the related Obligor on or prior to such date and allocable to principal using the Simple Interest Method plus (ii) Cram Down Losses in respect of such Receivable plus (iii) amounts remitted by HNB in respect of HNB GAP pursuant to Section 4.06 of the Flow Purchase Agreement.

         "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

         "Rating Agency" means each of Moody's, Standard & Poor's or Fitch, as the context may require. If none of Moody's, Standard & Poor's, Fitch or a successor thereto remains in existence, "Rating Agency" means any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

         "Rating Agency Condition" means, with respect to any specified action or determination, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Issuer or the Indenture Trustee in writing that such action will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

         "Realized Losses" means, as to any Distribution Date, the amount, if any, by which the aggregate outstanding Principal Balance of all Receivables that became Defaulted Receivables during the related Collection Period exceeds that portion allocable to principal of all Liquidation Proceeds, Insurance Proceeds and Deficiency Balance recoveries received with respect to such Defaulted Receivables for such Collection Period.

         "Receivable File" means, with respect to each Receivable that is transferred or has been transferred to the Issuer:

                  (i) the original loan contract or installment sale contract for such Receivable or a copy of the original loan contract or installment sale contract for such Receivable together with an affidavit of HNB as to the original loan contract or installment sale contract for such Receivable;

                  (ii) the original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file or diskette or on microfiche;

                  (iii) the original certificate of title, or if the original certificate of title is required to be held by the agency, department or office that issued such original certificate of title, a receipt thereof (which for Michigan and Arizona shall be in the form of RD-108 and for Kentucky shall be in the form of a "Lien Statement"), or such documents that the Servicer shall keep on file, in accordance with its customary standards, policies and procedures, evidencing the security interest of the Issuer in the related Financed Vehicle;

                  (iv) if the odometer reading of the Financed Vehicle at the time of sale to the Obligor is not listed on the certificate of title or the original credit application, the odometer statement; and

                  (v) any and all other documents that the Servicer, in its capacity as servicer under the Flow Purchase Agreement prior to the date hereof, or in its capacity as Servicer under this Agreement effective as of the date hereof, as applicable, shall maintain on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

         "Receivables" means all of the Initial Receivables and Subsequent Receivables that are transferred or have been transferred to the Issuer.

         "Record Date" means, as to any Distribution Date, the day immediately preceding such Distribution Date; provided however, that the Record Date with respect to any Definitive Notes and any Distribution Date shall be the last day of the calendar month immediately preceding such Distribution Date.

         "Regular Principal Allocation" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Distribution Date over the result of (a) the Pool Balance with respect to such Distribution Date minus
(b) the Overcollateralization Target Amount with respect to such Distribution Date; provided, however, that the Regular Principal Allocation on any Distribution Date shall not exceed the Outstanding Amount of the Notes; and provided further that the Regular Principal Allocation on or after the Final Scheduled Distribution Date of any Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero.

         "Remittance Date" means, with respect to each Collection Period, the 11th day of the month following the end of that Collection Period, or if such day is not a Business Day, the first Business Day immediately preceding such date.

         "Repurchase Amount" means, with respect to each Repurchased Receivable, an amount equal to (a) the remaining Principal Balance of the Receivable as of the last day of the Collection Period related to the Distribution Date on which the purchase or repurchase occurs, plus (b) accrued interest on such outstanding Principal Balance at the Contract Rate from the date the Obligor on such Receivable last made a payment of interest through the last day of the Collection Period related to the Distribution Date on which the purchase or repurchase occurs, less (c) Monthly Advances in respect of such Receivable which have not been reimbursed in accordance with this Agreement.

         "Repurchased Receivable" means a Receivable purchased by or on behalf of HNB as described in Section 3.03 or by or on behalf of the Servicer pursuant to Section 4.08.

         "Responsible Officer" means the chairman of the board, the president, any executive vice president, senior vice president, vice president, assistant vice president, the treasurer, any assistant treasurer, the secretary, the assistant secretary or any other officer or assistant officer of such Person customarily performing (or supervising the performance of) functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is required because of such officer's knowledge and familiarity with the particular subject. Responsible Officer of the Indenture Trustee or the Owner Trustee shall be as defined in the Indenture.

         "Review Period" has the meaning assigned to such term in Section
4.11(a).

         "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Commission with respect thereto.

         "Sarbanes-Oxley Certification" means as and to the extent required by the Sarbanes-Oxley Act, the certification or certifications as comply in form and substance with the Sarbanes-Oxley Act required to be filed in all Annual Reports on Form 10-K filed with the Commission with respect to the Trust.

         "Schedule of Receivables" means, collectively, the list of Initial Receivables set forth in Schedule A hereto and the list of Subsequent Receivables set forth in Schedule A to each Subsequent Transfer Agreement.

         "Second Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance with respect to such Distribution Date.

         "Securities" means the Notes and the Certificates.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

         "Seller" means Morgan Stanley Asset Funding Inc. and its successors in interest, as assignor of the Receivables to the Depositor pursuant to the Assignment, Assumption and Recognition Agreement.

         "Sequential Principal Payment Trigger Percentage" means, with respect to each Determination Date occurring in the time periods set forth below, the percentage corresponding thereto:

                               Determination
                                   Date                          Percentage

     September 2004 through and including July 2005                 1.50%

     August 2005 through and including September 2006               2.25%

     October 2006 and thereafter                                    2.50%

         "Servicer" means HNB, as the servicer of the Receivables, and each successor to HNB (in the same capacity) pursuant to Section 7.03 or 8.03.

         "Servicer Annual Certification" means an Officer's Certificate of the Servicer delivered pursuant to Section 4.11(a), substantially in the form of Exhibit C.

         "Servicer Employees" has the meaning assigned to such term in Section 4.15.

         "Servicer's Certificate" means a Certificate of the Servicer delivered pursuant to Section 4.10(a), substantially in the form of Exhibit B.

         "Servicing Advances" means all customary, reasonable and necessary "out-of-pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) repossessing a Financed Vehicle, (b) restoring and reconditioning a Financed Vehicle in preparation of such Financed Vehicle for auction, (c) any enforcement or judicial proceedings or (d) the sale or other disposition of repossessed Financed Vehicles.

         "Servicing Fee" has the meaning assigned to such term in Section
4.09(a).

         "Servicing Fee Rate" means 1.00% per annum.

         "Servicing Reimbursement Amount" has the meaning assigned to such term in Section 4.09(c).

         "Servicing Rights" means all rights relating to the servicing of the Receivables.

         "Servicing Standard" has the meaning assigned to such term in Section 4.01(a).

         "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which (a) an amount equal to the product of the Contract Rate multiplied by the unpaid Principal Balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the month and a 365-day year or, in the event of a leap year, a 366-day year) elapsed since the preceding payment was made is allocated to interest and (b) the remainder of such payment is allocable to late fees and other fees and charges, if any and then to principal.

         "Six-Month Annualized Net Loss Ratio" means, with respect to any Determination Date, the average for the six (6) preceding Collection Periods (or if prior to six (6) months from the Initial Cut-Off Date, the number of whole Collection Periods since the Initial Cut-Off Date), of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the Net Liquidation Losses during the Collection Period plus the Cram Down Losses that occurred during the Collection Period, and the denominator of which is equal to the aggregate Principal Balance of the Receivables as of the first day of the Collection Period; provided, however, that, the first Collection Period shall be treated as two such periods each having one-half of the numerator calculated for the entire period.

         "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Subsequent Conveyed Assets" has the meaning specified in Section 2.01(b).

         "Subsequent Cut-Off Date" means, with respect to a Subsequent Receivable, the cut-off date set forth in the related Subsequent Transfer Agreement.

         "Subsequent Receivables" means the Receivables transferred to the Issuer pursuant to Section 2.01(b) of this Agreement and the related Subsequent Transfer Agreement, which Receivables shall be listed on Schedule A to the related Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement" has the meaning assigned thereto in
Section 2.01(c) of this Agreement.

         "Subsequent Transfer Date" means with respect to Subsequent Receivables, any date during the Funding Period on which Subsequent Receivables are transferred to the Trust pursuant to this Agreement and the related Subsequent Transfer Agreement.

         "Termination Trigger Event" means, with respect to any Determination Date, any of the following conditions shall exist: (a) the Pool Delinquency Percentage as of the last day of the related Collection Period is greater than 2.50%, (b) the Six-Month Annualized Net Loss Ratio as of such Determination Date exceeds the percentages set forth for the period in which the Determination Date occurs in the definition of "Sequential Principal Payment Trigger Percentage" and (c) for any Determination Date, the Cumulative Net Loss Ratio exceeds the percentage set forth opposite such Determination Date on Schedule C hereto.

         "Third Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance with respect to such Distribution Date.

         "Three-Month Annualized Net Loss Ratio" means, with respect to any Determination Date, the average for the three preceding Collection Periods (or if prior to three months from the Initial Cut-Off Date, the number of whole Collection Periods since the Initial Cut-Off Date), of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the Net Liquidation Losses during the Collection Period plus the Cram Down Losses that occurred during the Collection Period, and the denominator of which is equal to the aggregate Principal Balance of the Receivables as of the first day of the Collection Period; provided, however, that, the first Collection Period shall be treated as two such periods each having one-half of the numerator calculated for the entire period.

         "Total Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) all collections on the Receivables during such Collection Period allocable to interest in accordance with the Simple Interest Method and all collections on the Receivables during such Collection Period allocable to principal in accordance with the Simple Interest Method,
(ii) Liquidation Proceeds for such Collection Period, (iii) Insurance Proceeds for such Collection Period, (iv) GAP Amounts for such Collection Period, (v) Monthly Advances for such Collection Period, (vi) the Repurchase Amount of each Receivable that became a Repurchased Receivable during or in respect of such Collection Period, (vii) Deficiency Balance recoveries for such Collection Period, (viii) any rebate of an unearned insurance premium, service warranty or other amount received by the Servicer with respect to such Collection Period which was financed in the contract for a Financed Vehicle;
(ix) Investment Earnings; and (x) any other amounts received by the Servicer in respect of a Receivable; provided, however, that the Total Distribution Amount shall not include: (A) all payments and proceeds (including Liquidation Proceeds and Insurance Proceeds) of any Repurchased Receivables the Repurchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period, (B) any Late Fees collected by and paid to the Servicer during the related Collection Period and (C) costs and expenses incurred by the Servicer for or on behalf of an Obligor (such as retitling costs) that such Obligor repays to the Servicer.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "Trust Accounts" means the Collection Account, the Note Interest Distribution Account, the Principal Distribution Account and the Pre-Funding Account.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of June 30, 2004, between the Depositor and the Owner Trustee, as the same may be amended, supplemented or modified from time to time.

         "Trust Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of the Indenture and the other Basic Documents and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents.

         "UCC" means the Uniform Commercial Code, as in effect in the State of New York or, if so provided herein, in any relevant jurisdiction.

         "VSI Policy" means that certain "Ultimate Loss Insurance Blanket Single Interest Policy" issued by Ohio Indemnity Company to HNB and currently in force, together with all endorsements thereto.

         Section 1.02 Other Definitional Provisions.

              (a) Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

              (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

              (c) As used in this Agreement and in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

              (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" means "including without limitation"; and the term "or" shall include "and/or".

              (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

              (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

         Section 2.01 Conveyance of Receivables.

              (a) In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer on the Closing Date, without recourse (subject to the obligations of the Depositor set forth herein), and the Issuer hereby purchases, all right, title and interest of the Depositor in, to and under each of the Initial Receivables, including:

                  (i) all interest, principal, and any other amounts received on or with respect to each of the Initial Receivables after the Initial Cut-Off Date;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) all other security interests or other property interests created by or constituting each Initial Receivable and on any property that shall have secured the Initial Receivable and that shall have been acquired by or on behalf of the Depositor;

                  (iv) all of the Depositor's rights with respect to each Initial Receivable and the documentation relating to the Initial Receivables, including, without limitation, all rights under the VSI Policy with respect to such Receivable and the contents of each Receivable File, including, without limitation, all of the Depositor's enforcement and other rights under the UCC and other Applicable Law;

                  (v) rebates of premiums on insurance policies and all other items financed as part of the Initial Receivables in effect as of the Cut-Off Date, including but not limited to, service warranties;

                  (vi) all Servicing Rights with respect to, and all proceeds of and rights to enforce, any of the foregoing, including, without limitation, any Insurance Proceeds and Liquidation Proceeds;

                  (vii) all of the Depositor's rights (but not its obligations) under each related Assignment, the related Assignment, Assumption and Recognition Agreement and the Flow Purchase Agreement with respect to the Initial Receivables;

                  (viii) the Pre-Funded Amount and all other funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

                  (ix) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

                  (x) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (ix) above, the "Initial Conveyed Assets").

              (b) Subject to the conditions set forth in Section 2.01(c), in consideration of the Issuer's agreement to deliver to or upon the order of the Depositor on each Subsequent Transfer Date the amount described in Section 5.07(a), the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer on the related Subsequent Transfer Date, without recourse (subject to the obligations of the Depositor set forth herein), and the Issuer hereby purchases, all right, title and interest of the Depositor in, to and under each of the Subsequent Receivables listed on Schedule A to the related Subsequent Transfer Agreement, including:

                  (i) all interest, principal, and any other amounts received on or with respect to each of such Subsequent Receivables after the related Subsequent Cut-Off Date;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) all other security interests or other property interests created by or constituting each such Subsequent Receivable and on any property that shall have secured the Subsequent Receivable and that shall have been acquired by or on behalf of the Depositor;

                  (iv) all of the Depositor's rights with respect to each such Subsequent Receivable and the documentation relating to such Subsequent Receivables, including, without limitation, all rights under the VSI Policy with respect to such Subsequent Receivable and the contents of each Receivable File, including, without limitation, all of the Depositor's enforcement and other rights under the UCC and other Applicable Law;

                  (v) rebates of premiums on insurance policies and all other items financed as part of such Subsequent Receivables in effect as of the related Subsequent Cut-Off Date, including but not limited to, service warranties;

                  (vi) all Servicing Rights with respect to, and all proceeds of and rights to enforce, any of the foregoing, including, without limitation, any Insurance Proceeds and Liquidation Proceeds;

                  (vii) all of the Depositor's rights (but not its obligations) under the Assignment, Assumption and Recognition Agreement (as supplemented), the Flow

         Purchase Agreement and the related Assignment with respect to such Subsequent Receivables;

                  (viii) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

                  (ix) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (viii) above, the "Subsequent Conveyed Assets" with respect to such Subsequent Receivables).

         (c) The Depositor shall transfer to the Issuer the Subsequent Receivables and the other Subsequent Conveyed Assets and rights related thereto described in Section 2.01(b) of this Agreement only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Depositor shall have provided the Indenture Trustee, the Owner Trustee and the Rating Agencies with an Addition Notice not later than five days prior to any Subsequent Transfer Date and shall have provided any information reasonably requested by any such Person with respect to the Subsequent Receivables; provided, however, that the Addition Notice for the transfer of Subsequent Receivables on the Closing Date or the next Business Day thereafter is hereby deemed to have been timely provided;

                  (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee a duly executed subsequent transfer agreement substantially in the form of Exhibit H attached hereto (each, a "Subsequent Transfer Agreement" which shall include Schedule A thereto, listing the Subsequent Receivables);

                  (iii) the Depositor shall, to the extent required by Section 5.02(b), have deposited (or caused to be deposited) in the Collection Account all collections in respect of the Subsequent Receivables from and after the related Subsequent Cut-off Date;

                  (iv) as of each Subsequent Transfer Date, (A) the Depositor shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Transfer Date, (B) the Depositor shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Depositor shall not constitute unreasonably small capital to carry out its business as conducted;

                  (v) the Funding Period shall not have terminated;

                  (vi) each of the representations and warranties made by Depositor pursuant to Section 3.02 with respect to the Subsequent Receivables to be transferred on such Subsequent Transfer Date shall be true and correct as of the related Subsequent

         Transfer Date, and on or prior to such Subsequent Transfer Date the Depositor shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

                  (vii) the Depositor shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its files that the Subsequent Receivables identified in the Subsequent Transfer Agreement have been sold to the Trust pursuant to this Agreement;

                  (viii) the Depositor shall have taken any action required to maintain the first priority perfected security interest granted by the Depositor to the Trust in the Conveyed Assets and the first priority perfected security interest granted by the Trust to the Indenture Trustee in the Collateral;

                  (ix) no selection procedures adverse to the interests of the Noteholders or the Depositor shall have been utilized by the Depositor in selecting the Subsequent Receivables;

                  (x) the Subsequent Receivables shall have been sold by HNB to the Seller under and in accordance with the Flow Purchase Agreement and the Assignment with respect thereto shall have been executed and delivered by HNB, and a supplement to the Assignment, Assumption and Recognition Agreement with respect thereto shall have been executed and delivered by HNB, the Seller and the Depositor; and

                  (xi) the Depositor shall have delivered to the Indenture Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.01(c).

         (d) Upon each sale of Receivables hereunder, the ownership of each such Receivable (for non-tax purposes), including the contents of the related Receivable File, and all rights, benefits, payments, proceeds and obligations arising from or in connection with any of the foregoing (but excluding all rights and obligations under any Dealer Agreement), shall be vested in the Trust, and the ownership of all records and documents with respect to the related Receivable prepared by or which come into the possession of the Depositor shall immediately vest in the Trust and shall be retained and maintained, in trust, by the Servicer for the benefit of the Trust, as the owner thereof, in a custodial capacity only. The Depositor shall deliver a computer file, microfiche list or printed list of the related Schedule of Receivables which shall be incorporated by reference herein in this Agreement.

         (e) It is the intention of the parties hereto that each transfer and assignment contemplated by this Agreement shall constitute a sale of the related Receivables and other related property from the Depositor to the Trust (for non-tax purposes) and the beneficial interest in and title to the Receivables and that such Conveyed Assets shall not be treated as property of the Depositor as debtor-in-possession or by a bankruptcy trustee in any insolvency, bankruptcy or other similar proceeding in respect of the Depositor under any Applicable Law. Further, it is not the intent of the parties hereto that any such transfer and conveyance be deemed a grant by the Depositor to the Trust of a mere security interest (for non-tax purposes) in any of the


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


Conveyed Assets in order to secure a debt or other obligation of the Depositor. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any transfer and assignment contemplated hereby is held not to be a true or absolute sale (for non-tax purposes), this Agreement shall constitute a security agreement under Applicable Law, and, in such event, the Depositor shall be deemed to have granted, and the Depositor hereby grants, to the Issuer a first priority security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Trust and its assignees as security for the Depositor's obligations hereunder and the Depositor consents to the pledge of the foregoing Conveyed Assets under the Indenture to the Indenture Trustee. The Depositor shall file and deliver, prior to the Closing Date, financing statements on form UCC-1 in respect of such security interest (including the security interest in all Subsequent Conveyed Assets), and the Depositor hereby authorizes, on or after the Closing Date, the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Issuer or the Indenture Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Trust herein and assigned to the Indenture Trustee under the Indenture. Such financing statements shall contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement other than by the Issuer or the Indenture Trustee on behalf of the Noteholders will violate the rights of the Issuer and the Indenture Trustee on behalf of the Noteholders" and may describe the Conveyed Assets in the same manner as described herein or may contain an indication or description of collateral that describes such property as necessary, advisable or prudent to ensure the perfection of the security interest in the Conveyed Assets granted to the Trust herein and pledged to the Indenture Trustee under the Indenture.

         (f) The Depositor has determined that the Depositor's disposition of the Receivables pursuant to this Agreement will be afforded sale treatment for accounting purposes and shall treat the disposition of the Receivables pursuant to this Agreement in such manner. The sale of each Receivable (for non-tax purposes) shall be reflected on the Depositor's balance sheet and other financial statements as a sale of assets by the parties hereto and the Depositor shall treat the disposition of the Receivables hereunder as a sale for accounting and tax purposes.

                                 ARTICLE III

                                THE RECEIVABLES

         Section 3.01 Certain Prior Representations and Warranties of HNB.

              Pursuant to Section 1 of the Assignment, Assumption and Recognition Agreement, the Seller, as assignor, has assigned to the Depositor, as assignee, all of its right, title and interest in and to the Initial Receivables and the Flow Purchase Agreement, to the extent relating to the Initial Receivables (other than certain rights of the Seller to indemnification thereunder), and the Depositor has thereby assumed all of the Seller's obligations under the Flow Purchase Agreement to the extent relating to the Initial Receivables. Pursuant to Section 1 of the Assignment, Assumption and Recognition Agreement, the Seller, as assignor, will assign to the

Depositor, as assignee, pursuant to a supplement to the Assignment, Assumption and Recognition Agreement all of its right, title and interest in and to the Subsequent Receivables and the Flow Purchase Agreement and each applicable Assignment, to the extent relating to the Subsequent Receivables (other than certain rights of the Seller to indemnification thereunder), and the Depositor has assumed or will thereby assume all of the Seller's obligations under the Flow Purchase Agreement to the extent relating to the Subsequent Receivables. Pursuant to Section 2.01(a) and Section 2.01(b) of this Agreement and each related Subsequent Transfer Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer or will sell, assign, transfer and convey to the Issuer, in each case as part of the assets of the Issuer, its rights under the Flow Purchase Agreement and each applicable Assignment, including the representations and warranties of HNB made pursuant to Section
3.01 of the Flow Purchase Agreement with regard to the Initial Receivables and the Subsequent Receivables, as the case may be, upon which representations and warranties the Issuer relies in accepting the Receivables, delivering the Securities and remitting funds from the Pre-Funding Account, together with all rights with respect to any breach thereof, including the right to require HNB to repurchase Receivables in accordance with the Flow Purchase Agreement. It is understood and agreed that the representations and warranties of HNB made pursuant to Section 3.01 of the Purchase and Sale Agreement speak as of the applicable Cut-Off Date and/or the Closing Date or related Transfer Date (each as defined in the Flow Purchase Agreement) under the Flow Purchase Agreement but shall survive the sale, assignment and delivery of the Receivables to the Depositor and the Issuer and the pledge of such Receivables to the Indenture Trustee.

         Section 3.02 Representations and Warranties of the Depositor.

         The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the
Indenture:

              (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to each Receivable, including all right, title and interest of the Depositor in and to the security interests in the related Financed Vehicle.

              (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in Delaware with respect to each sale of the Receivables to the Issuer and the pledge contemplated in the Basic Documents to the Indenture Trustee.

              (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

         Section 3.03 Repurchase Upon Breach.

              (a) Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it that any of HNB's representations and warranties made pursuant to the Flow Purchase Agreement were incorrect when made. Upon its receipt of notice as described in the previous sentence, the Indenture Trustee shall notify (or shall cause notice to be delivered to) HNB of its breach of any such representation and warranty. Unless the breach shall have been cured within the cure period specified in the Flow Purchase Agreement, the Indenture Trustee shall enforce the obligations of HNB with respect to each affected Receivable pursuant to the Flow Purchase Agreement. Pursuant to each Assignment, Assumption and Recognition Agreement, the Seller has irrevocably appointed the Indenture Trustee as its attorney-in-fact to exercise the remedies of the Seller against HNB in the event it is discovered that any of HNB's (including any representations and warranties supplemental to such Section 3.01(b) made in the related Assignment) representations and warranties made in Section 3.01(b) of the Flow Purchase Agreement were incorrect when made, and the Indenture Trustee hereby acknowledges and accepts such appointment, further acknowledging that, pursuant to the conveyance and assignment under Section
2.01 of this Agreement, all of the Depositor's rights with respect to that appointment established pursuant to the related Assignment, Assumption and Recognition Agreement have been conveyed and assigned to the Issuer and that such rights have been collaterally assigned to the Indenture Trustee pursuant to the Indenture.

              (b) The Indenture Trustee shall not have any duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section 3.03 and will not be deemed to have discovered any breach hereunder or under Section 4.08 hereof unless and until a Trust Officer shall have actual knowledge thereof.

         Section 3.04 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, such appointment and acceptance to be effective as of the Closing Date with respect to the Initial Receivables, and as of the related Subsequent Transfer Date with respect to the Subsequent Receivables being conveyed on such Subsequent Transfer Date. The Receivable Files for the Initial Receivables are hereby constructively delivered by the Issuer to the Indenture Trustee as of the Closing Date and the Receivable Files for the Subsequent Receivables conveyed on any Subsequent Transfer Date will be deemed to be constructively transferred to the Indenture Trustee on such Subsequent Transfer Date. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, as certified in an Officer's Certificate to the Issuer or the Indenture Trustee, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of all Applicable Laws.

         Section 3.05 Duties of Servicer as Custodian.

              (a) Safekeeping. The Servicer shall hold the Receivable Files, in trust, as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the Receivable Files relating to all comparable motor vehicle receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic internal audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer and the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files. In acting as custodian of the Receivable Files, the Servicer further agrees not to assert any beneficial ownership interests in the Receivables or the Receivable Files.

              (b) Maintenance of and Access to Receivable Files. (i) Each Receivable File shall be maintained by the Servicer at one of the locations specified in Schedule B to this Agreement or at such other location in the United States as shall be specified by the Servicer by written notice to the Issuer and the Indenture Trustee not later than ninety (90) days prior to any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their designees a current list of locations of the Receivable Files upon written request and shall make the Receivable Files and the related accounts, records and computer systems maintained by the Servicer available for inspection by the Issuer and the Indenture Trustee or their designees without charge during normal business hours at the offices of the Servicer and shall permit the Issuer and the Indenture Trustee or their designees to make copies of and obtain abstracts from the Receivable Files, in each case during the time the Issuer retains ownership of a Receivable and thereafter in accordance with Applicable Law.

              (ii) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time held by the Servicer or deposited in the Collection Account in respect of each such Receivable.

              (c) Release of Documents. Upon written instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Servicer shall release to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, any Receivable File relating to a Receivable that has not been repurchased by HNB in accordance with the terms of this Agreement or repurchased by HNB in accordance with the terms of the Purchase and Sale Agreement at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable (but in no event more than five (5) days after the date of such instruction) and the Issuer shall reimburse the Servicer for its reasonable out-of-pocket expenses incurred in connection with any such delivery. Upon the delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Servicer shall be released from any further liability and responsibility with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner. Any costs associated with the transfer of the Receivable Files in connection with this clause (c) and all fees and expenses incurred by the successor custodian as custodian pursuant to this clause (c) shall be paid by the Issuer; provided, however, that in the event such transfer occurs after the occurrence of an event which, with the giving of notice or lapse of time or both, would become an Event of Servicing Termination under Section 8.01(a) or an Additional Event of Servicing Termination under Section 8.01(b), such costs shall be paid by the Servicer.

              (d) Reimbursement for Reasonable Out-of-Pocket Expenses. Pursuant to Section 4.09(c), the Servicer shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with the performance of its obligations as custodian of the Receivable Files under this Section 3.05.

              (e) Destruction of Receivable Files. In the event the Receivable Files held by the Servicer are destroyed due to fire or other casualty, the Servicer will bear the responsibility for (i) having new titles issued for each Financed Vehicle and providing printed copies of the destroyed title from the Servicer's imaging system, which shall remain in the Receivable File until such new titles are received, (ii) replacing each Receivable (by printing a copy thereof held on the Servicer's imaging system), and (iii) creating a Lost Note Affidavit to accompany each replaced Receivable, certifying that the original Receivable was destroyed; provided, however, that in the event any additional document is needed in order to service the Receivable, the Servicer shall print a copy thereof from its imaging system. All costs incurred in connection with this clause (e) shall be paid by the Servicer and the Servicer shall indemnify the Issuer and the Indenture Trustee for any losses suffered by the Issuer as a result of the loss or destruction of the original Receivable Files.

         Section 3.06 Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee. A certified copy of a by-law or of a resolution of the Board of Directors of the Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Trust Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Indenture Trustee or Owner Trustee, as applicable.

         Section 3.07 [Intentionally Omitted]

         Section 3.08 Effective Period and Termination. The Servicer shall act as custodian of the Receivables and shall continue to act in such capacity unless and until terminated pursuant to this Section 3.08. If the Servicer or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 8.02, (i) such Servicer shall also resign as custodian of the Receivables and
(ii) the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, or, if no Notes are outstanding, by Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than ten Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent, at such place or places as the Indenture Trustee may reasonably designate; provided, however, that, if the Servicer shall have been terminated as custodian without cause pursuant to this Section 3.08, the Servicer shall be entitled to reimbursement by the Issuer for all reasonable out-of-pocket expenses incurred in connection with such delivery of the Receivable Files. Notwithstanding the termination of the Servicer as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as the Servicer remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                  ARTICLE IV

                           SERVICING OF RECEIVABLES

         Section 4.01 Duties of Servicer.

              (a) From and after the Closing Date with respect to the Initial Receivables and the related Subsequent Transfer Date with respect to the Subsequent Receivables, the Servicer, as an independent contract servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer will service the Receivables in accordance with the servicing standard set forth in Exhibit G, or in the event that Exhibit G does not specify a standard with respect to a particular servicing function, in accordance with its usual and customary procedures, consistent with the procedures employed by institutions that service motor vehicle installment sale contracts or motor vehicle installment loan notes for their own account or for the account of third parties (the foregoing, the "Servicing Standard").

              (b) The Servicer's duties shall include, but not be limited to, the collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, monitoring the Receivables, accounting for collections, preparing tax forms required by any federal, state or local tax authority, if any, furnishing Servicer Reports, including the Servicer's Certificate, and annual statements as required herein, making Monthly Advances and performing the other duties specified herein. The Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except as permitted by the Servicing Standard or pursuant to an order from a court of competent jurisdiction (including court approval of a settlement in respect of any litigation matter entered into in accordance with the Servicing Standard) or as otherwise required by Applicable Law, (i) release the Financed Vehicle securing a Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or repossession, (ii) impair the rights of the Trust or the Indenture Trustee in the Receivables, (iii) change the Contract Rate with respect to any Receivable, (iv) waive the right to collect the unpaid balance of any Receivable from an Obligor or (v) modify the Principal Balance or the total number of originally scheduled due dates of any Receivable.

              (c) The Servicer is hereby authorized to commence, in its own name or in the name of the Indenture Trustee or the Owner Trustee, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant. The Servicer is authorized and empowered by the Indenture Trustee to execute and deliver in the Indenture Trustee's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding and to bring suit in the name of the Indenture Trustee. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's direction, take steps to enforce such Receivable, including bringing suit in its name or in the name of the Indenture Trustee or, with the prior written permission of the Depositor, the Issuer. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Owner Trustee and the Indenture Trustee shall not be held responsible for any acts by the Servicer in its uses of any such powers of attorney or other document other than as authorized or permitted by this Agreement.

         Section 4.02 Collection of Receivable Payments; Modifications of Receivables; Monthly Advances.

              (a) Consistent with the Servicing Standard, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables. The Servicer may, in its discretion and, in accordance with the Servicing Standard, waive any Late Fees that may be collected in the ordinary course of servicing Receivable.

              (b) The Servicer may, in accordance with the Servicing Standard, grant extensions on a Receivable for which the related Obligor is delinquent for failure of payment. The Servicer shall not grant more than one (1) extension on such Receivable in any calendar year and not more than three (3) extensions on any such Receivable; provided, however, that if the

Servicer extends the date for the final payment by any Obligor of any Receivable beyond November 30, 2011, the Servicer shall promptly purchase such Receivable at the Repurchase Amount. The use of a pass-a-payment coupon shall not be considered an extension on a Receivable pursuant to this Section 4.02(b).

              (c) On each Remittance Date, subject to a determination of recoverability, the Servicer shall remit to the Collection Account from its own funds or from amounts held for future distribution an amount (the "Monthly Advance") equal to the interest portion of all Monthly Payments that were (i) due on the Receivables during the applicable Collection Period and that were delinquent at the close of business on the last day of such Collection Period immediately preceding the related Distribution Date or (ii) not due during the applicable Collection Period because payment in the Collection Period was deferred by the Servicer (including, for this purpose, any extension made in connection with the use of a pass-a-payment coupon). Any amounts held for future distribution used for purposes of making the remittances provided in the preceding sentence shall be reimbursed by the Servicer on or before any future Remittance Date, if funds available on such Remittance Date shall be less than amounts required to be deposited into the Collection Account on such Remittance Date subject to a determination of recoverability, and amounts so reimbursed by the Servicer shall be treated as a Monthly Advance, reimbursable to the Servicer pursuant to Section 4.09(c). Notwithstanding the foregoing, the Servicer shall not be permitted to make any Monthly Advances pursuant to this Section 4.02 from amounts held for future distribution, and instead shall be required to make all Monthly Advances from its own funds, unless the Servicer has a long-term credit rating of at least "A" by Standard & Poor's and "A2" by Moody's. The Servicer's obligation to make such Monthly Advances as to any Receivable shall continue through the earlier to occur of (i) the last Monthly Payment due prior to the payment in full of the Receivable or
(ii) the last Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds) with respect to the Receivable; provided, however, that the obligation to pay Monthly Advances shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Receivable are non-recoverable by the Servicer from Liquidation Proceeds or otherwise from amounts allocable to interest with respect to a particular Receivable.

         Section 4.03 Realization upon Receivables.

              (a) In the event that any payment due under any Receivable is not paid when the same becomes due and payable, or in the event the related
Obligor fails to perform any other covenant or obligation under the Receivable and such failure continues beyond any applicable grace period, the Servicer shall take such actions as (i) it would take under similar circumstances with respect to a similar motor vehicle retail installment contract or motor vehicle installment loan note held for its own account for investment, (ii) shall be consistent with Servicing Standard, and (iii) it shall determine prudently to be in the best interest of the Trust. In connection herewith, the Servicer shall from its own funds make all necessary and proper Servicing Advances, subject to reimbursement pursuant to Section 4.09; provided, however, that the foregoing shall not be construed to require the Servicer to undertake repossession, restoration or preservation of any Financed Vehicle, unless the Servicer shall determine (x) that such preservation, restoration and/or repossession will increase the proceeds of liquidation of the Receivable after reimbursement to itself for such expenses and (y) that expenses in connection with such repossession, restoration or repossession will be recoverable either through Liquidation Proceeds or through Insurance Proceeds. The recovery of expenses incurred by the Servicer shall be limited to Liquidation Proceeds, Insurance Proceeds and Deficiency Balance recoveries with respect to such Receivable.

              (b) In connection with any Deficiency Balance, the Servicer in accordance with the Servicing Standard will (A)(i) pursue collection of the deficiency for a period of no more than 120 days, which may be extended an additional 60 days if, in the Servicer's reasonable judgment such extension will maximize recovery of the Deficiency Balance and then (ii) refer the related account to (x) its routinely preferred third party collector or (y) such other third party collector as approved by the Issuer (the entity hired pursuant to clause (x) or (y), the "Collector"), which will pursue collection of such Deficiency Balance; or (B) refer the related account directly to the Collector as provided in (A)(ii) above, if, in the Servicer's reasonable judgment referral of such account to the Collector will maximize recovery of the Deficiency Balance. In the event the Servicer refers the related account to the Collector, the Servicer shall no longer remain obligated or be liable to any other party for the collection of such Receivable. The Servicer shall, in accordance with Section 5.02(a), remit any amounts collected by it or remitted to it by the Collector (from which the Collector may net a portion of the Collector's costs, expenses and other charges not to exceed an amount equal to 40% of the recovery amount prior to deducting such costs, expenses and charges) in regards to such Deficiency Balance.

         Section 4.04 Satisfaction of Receivable. Upon payment in full on any Receivable, or otherwise in accordance with the Servicer's customary policies and procedures consistent with the Servicing Standard, the Servicer is authorized to execute an instrument in satisfaction of such Receivable and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. To the extent that insufficient payments are received on a Receivable credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds if the shortfall is in excess of $25.

         Section 4.05 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, consistent with the Servicing Standard, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle in favor of the Issuer and the Indenture Trustee. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. Notwithstanding the foregoing, (i) the Servicer shall have no obligation to audit the perfection or re-perfection of security interests in the Financed Vehicles and (ii) the Servicer shall have no obligation to perfect or re-perfect any security interest in any Financed Vehicle unless it is aware that perfection or re-perfection is necessary. Pursuant to Section 4.09(c), the Servicer shall be reimbursed for all reasonable out-of-pocket expenses incurred in connection with the performance of its obligations under this Section 4.05.

         Section 4.06 Additional Servicing Covenants.

         The Servicer further agrees:

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

              (a) Except as permitted by the Servicing Standard and as provided in Sections 4.01 and 4.02, the Servicer shall not (i) release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable, in whole or in part, except (x) in the event of payment in full
(or within $25.00 of payment in full) by or on behalf of the Obligor thereunder or (y) upon repossession and liquidation of such Financed Vehicle,
(ii) impair the rights of the Issuer in the Receivables or (iii) extend or otherwise amend the terms of any Contract (including any change to the Contract Rate applicable to any Receivable, the Principal Balance or the total number of originally scheduled due dates of any Receivable); and

              (b) The Servicer shall not (1) create or incur, or agree to create or incur or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (2) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names HNB, the Seller, the Depositor as a debtor, and any Person other than the Seller, the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or any other Conveyed Assets.

         Section 4.07 [Intentionally Omitted].

         Section 4.08 Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05 or 4.06, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section
4.08. Within sixty days of the earlier of either discovery by, or notice to, the Servicer of a breach of any covenant set forth in Sections 4.02(b), 4.05 or 4.06, (i) the Servicer shall use its best efforts promptly to cure such breach in all material respects and (ii) if such breach cannot be cured, the Servicer shall be required to purchase the affected Receivable. If such breach of a covenant set forth in Sections 4.02(b), 4.05 or 4.06 is curable and the Servicer shall have timely commenced such cure or remedy but notwithstanding its due and diligent efforts, the remedy or cure shall not be capable of cure within such sixty day period, the Servicer shall, upon receipt of written consent by the Issuer, the Indenture Trustee or the Owner Trustee, have up to two additional thirty day period to effectuate the cure (up to an aggregate total of 120 days) so long as it is acting in good faith to effectuate such cure. In the event that such breach cannot be cured within a maximum of 120 days of the earlier of either discovery by, or notice to, the Servicer of such breach (or within sixty or ninety days, if the applicable extension was not granted), the affected Receivable shall, at the option of the Issuer, the Indenture Trustee or the Owner Trustee, be purchased by the Servicer in an amount equal to the Repurchase Amount. The Servicer shall remit such amount to the Collection Account in the manner specified in Section 5.04 and shall notify in writing the Indenture Trustee of such deposit. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such breach has occurred and is continuing shall, if such obligation is fulfilled, be the sole remedy against the Servicer for such breach available to the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders. Notwithstanding anything to the contrary, the Servicer shall not intentionally breach any of the covenants set forth in Sections 4.02(b), 4.05 or 4.06 for the purpose of acquiring any Receivable.

         Section 4.09 Servicing Fee; Costs and Expenses.

              (a) In compensation for performing the servicing obligations described in this Agreement during each Collection Period, the Servicer shall be paid a monthly fee, for all Receivables that are not Defaulted Receivables serviced pursuant to this Agreement, equal to one-twelfth of the product of
(i) the Servicing Fee Rate and (ii) the Principal Balance of the Receivables as of the beginning of the first day of such Collection Period (such monthly fee, the "Servicing Fee"); provided, however, that, for the first Distribution Date, the fee payable to the Servicer is equal to one-twelfth of the product of the Servicing Fee Rate and the Principal Balance as of August 1, 2004, it being understood that pursuant to the Flow Purchase Agreement the Servicer received a fee from the Seller in an amount equal to one-twelfth of the product of the Servicing Fee Rate and the Principal Balance as of July 1, 2004. As additional servicing compensation, the Servicer shall be entitled to receive all Late Fees with respect to the Receivables serviced pursuant to this Agreement and all interest accrued on any funds held by the Servicer constituting collections of any of the Receivables.

              (b) In addition to the Servicing Fee set forth above, the Servicer shall also be entitled to receive on each Distribution Date reimbursement for amounts set forth below for the related Collection Period. The Servicer shall be paid the Servicing Fee and the Servicing Reimbursement Amount payable for each Collection Period on the Distribution Date related to such Collection Period in accordance with Sections 5.06(b)(i) and (xiii).

              (c) The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except to the extent as follows:

                  (i) The Servicer shall be entitled to reimbursement for Monthly Advances and for amounts treated as Monthly Advances pursuant to Section 4.02(c); provided, however, that reimbursement for Monthly Advances shall be limited to that portion of collections that are allocated or allocable to payment of interest in accordance with the Simple Interest Method and the terms of each Receivable;

                  (ii) To the extent set forth under Section 4.03, the Servicer shall be entitled to reimbursement for unreimbursed Servicing Advances in connection with the realization upon a Receivable; provided that, in accordance with Section 4.03, such right of reimbursement shall be limited to the amount of Liquidation Proceeds, Insurance Proceeds and Deficiency Balance recoveries with respect to such Receivable; and

                  (iii) The Servicer shall be entitled to the reimbursement of certain reasonable out-of-pocket expenses to the extent permitted under Sections 3.05(d), 4.05 and 10.02(g).

The aggregate amount of all amounts set forth in clauses (i) through (iii) of this Section 4.09(c) that the Servicer shall incur during any Collection Period shall be referred to herein as the "Servicing Reimbursement Amount" for such Collection Period.

              (d) For so long as (i) HNB is the Servicer, (ii) the Servicer has the Minimum Required Rating and (iii) no Event of Servicing Termination shall have occurred and be continuing, the Servicer may net the Servicing Fee and the Servicing Reimbursement Amount payable to the Servicer on the related Distribution Date from any remittance it makes pursuant to Section 5.02(a).
The Servicing Fee shall be retained from the interest portion of Monthly Payments collected or the interest portion of Liquidation Proceeds received on the Receivables. To the extent the interest portions are insufficient to pay the full amount of the Servicing Fee in a particular month, the Servicer shall be entitled to retain the interest portions of Monthly Payments collected and Liquidation Proceeds received in subsequent months to recover the unpaid portion.

         Section 4.10 Servicer's Certificate and Servicer Reports.

              (a) Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency, a Servicer's certificate (a "Servicer's Certificate") substantially in the form of Exhibit B which shall be delivered in electronic format or through any other means mutually acceptable to the Indenture Trustee and the Servicer and which shall contain the amount of collections received on the Receivables during the related Collection Period. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is accurate and complete and no defaults have occurred. With respect to each Collection Period, Receivables to be repurchased by the Seller and each Receivable that became a Defaulted Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

              (b) Servicer Reports. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee (for delivery to the Certificateholders pursuant to the Trust Agreement) each of the Servicer Reports listed as an exhibit to the Flow Purchase Agreement and each Servicer Report shall be substantially in the form set forth in the Flow Purchase Agreement (it being understood that for purposes of the first Determination Date, the Depositor shall deliver such reports for the first Flow Purchase Agreement Collection Period and the Servicer shall deliver such reports for the second Flow Purchase Agreement Collection Period (which together cover the first Collection Period)). Each Servicer Report shall be certified by a Responsible Officer of the Servicer that the information provided is accurate and complete and no defaults have occurred. In addition, the Servicer shall at all times maintain a complete system backup file with respect to the Receivables and shall, by no later than each Determination Date, deliver to the Owner Trustee a copy of (i) the loan file tape and (ii) the extracts from other applicable servicing systems of the Servicer.

         Section 4.11 Annual Statement as to Compliance.


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


              (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Depositor and each Rating Agency, on or before March 15 each year, beginning March 15, 2005, an Officer's Certificate (the "Servicer Annual Certification") substantially in the form of Exhibit C, signed by a Responsible Officer of the Servicer.

              (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, an Event of Servicing
Termination under Section 8.01(a) or an Additional Event of Servicing Termination under Section 8.01(b).

         Section 4.12 Annual Report of Accountants. On or before March 15 of each year, beginning March 15, 2005, the Servicer, at its expense, shall cause a firm of independent certified public accountants that is a member of the American Institute of Certified Public Accountants to furnish a report addressed to the Owner Trustee, the Indenture Trustee and each Rating Agency to the effect that such firm of independent certified public accountants has examined the documents or records of the Servicer relating to the Receivables that such examination (a) was conducted in accordance with generally accepted auditing standards, and (b) included tests relating to retail motor vehicle loan and installment sale contracts serviced for others and that such firm is of the opinion that the provisions of this Agreement have been complied with during the preceding calendar year (or, with respect to the first report, the period from the Closing Date through December 31 of such year), and that, on the basis of such examination, nothing has come to their attention that would indicate that such servicing has not been conducted therewith during such calendar year or other applicable period, except for (x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement.

         Section 4.13 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee and the Certificateholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any Applicable Law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.14 Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon written request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to Sections 4.10, 4.11 and
4.12 of this Agreement.

         Section 4.15 Maintenance of Errors and Omission Policy. The Servicer shall maintain, at its own expense, an errors and omissions insurance policy on all officers, employees or other persons acting in any capacity with regard to the Receivables to handle funds, money, documents or papers relating to the Receivables ("Servicer Employees"), which policy shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, and negligent acts of such Servicer Employees. Such errors and omissions insurance policy shall also protect and insure the Servicer, against losses in connection with the release or satisfaction of a Receivable without having obtained payment in full of the indebtedness secured thereby. Notwithstanding the foregoing, such errors and omission policy may have a deductible consistent with prudent corporate practice. No provision of this
Section 4.15 requiring such errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Nothing in the preceding sentence shall limit any of the Servicer's indemnification obligations under this Agreement. Upon the request of the Issuer or the Indenture Trustee, the Servicer shall cause to be delivered to the Issuer or the Indenture Trustee a certified true copy of such fidelity bond and insurance policy.

                                  ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

         Section 5.01 Establishment of Accounts.

              (a) The Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Collection Account shall be established initially at the Indenture Trustee.

              (b) The Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Interest Distribution Account shall be established initially at the Indenture Trustee.

              (c) The Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Principal Distribution Account shall be established initially at the Indenture Trustee.

              (d) The Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Pre-Funding Account shall be established initially at the Indenture Trustee.

              (e) Funds on deposit in the Collection Account and the Pre-Funding Account shall be invested by the Indenture Trustee, in Eligible Investments selected in writing by the Seller (it being understood that the Seller may select a particular Eligible Investment pursuant to an instruction letter which shall be executed by the Seller as of the Closing Date); provided, however, that if the Seller fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. The Indenture Trustee shall have no duty or obligation to confirm or verify whether any Eligible Investment selected by the Seller is in fact an Eligible Investment. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day that immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

              (f) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including Investment Earnings thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee, shall within ten
(10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency shall have consented) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the new Trust Account.

                  (i) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                          (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(f)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee, shall have sole signature authority with respect thereto;

                          (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee, or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

                          (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

                          (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee, in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

                          (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

                  (ii) The Servicer shall have the power, revocable by the Indenture Trustee, or by the Owner Trustee with the consent of the Indenture Trustee, following an Event of Servicing Termination to instruct the Indenture Trustee in writing, to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

         Section 5.02 Collections; Deposits into Collection Account.

              (a) The Servicer shall remit to the Collection Account the Total Distribution Amount on each Remittance Date for so long as (i) HNB is the Servicer, (ii) the Servicer has the Minimum Required Rating and (iii) no Event of Servicing Termination shall have occurred and be continuing. Notwithstanding anything herein to the contrary, so long as the conditions set forth in clauses (i) through (iii) above are satisfied, the Servicer may make any remittance pursuant to the preceding sentence net of the Servicing Fee and any Servicing Reimbursement Amount payable to the Servicer on the related Distribution Date. If (i) HNB is no longer the Servicer, (ii) HNB no longer has the Minimum Required Rating or (iii) an Event of Servicing Termination shall have occurred and be continuing, the Servicer shall remit to the Collection Account within two Business Days of receipt thereof any amounts received by it that are to be included in the Total Distribution Amount for such Collection Period. Notwithstanding anything to the contrary contained herein, for purposes of the first Collection Period, the Servicer shall remit to the Collection Account on the first Remittance Date, the Total Distribution Amount with respect to the second Flow Purchase Agreement Collection Period and the Depositor shall remit the amounts pursuant to Section 5.02(b), together comprising the Total Distribution Amount for the first Collection Period.

              (b) The Issuer hereby directs the Depositor (in accordance with Section 2.01(a)(i) and Section 2.01(b)(i) hereof) to cause the Seller, and the Depositor hereby directs the Seller (in accordance with each Assignment, Assumption and Recognition Agreement) to deliver to the Indenture Trustee on the Closing Date and on each Subsequent Transfer Date for deposit into the Collection Account all moneys received by the Seller in respect of the Initial Receivables and Subsequent Receivables, respectively, from (but excluding) the Initial Cut-Off Date or the applicable Subsequent Cut-off Date, as the case may be, to (and including) the Closing Date or the related Subsequent Transfer Date, as applicable, and the Indenture Trustee shall deposit all such moneys so delivered to it into the Collection Account on the Closing Date or the related Subsequent Transfer Date, as applicable.

         Section 5.03 Application of Collections. All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Receivable that is a Repurchased Receivable) shall be applied to interest and principal in accordance with the Simple Interest Method and the Servicer's customary procedures. Generally, subject to the foregoing sentence, the Servicer applies obligor payments, first to interest, second to Late Fees and third, to unpaid principal; provided, however, that with respect to Defaulted Receivables for which the Servicer disposes of or sells a Financed Vehicle, and the Liquidation Proceeds from the disposition of the Financed Vehicle do not equal the Principal Balance of such Receivable, the Servicer applies such Liquidation Proceeds, first to unpaid principal, second to interest and third to unpaid Late Fees.

         Section 5.04 Repurchase Amounts. For so long as (i) HNB is the Servicer, (ii) HNB has the Minimum Required Rating, and (iii) no Event of Servicing Termination shall have occurred and be continuing, the Servicer shall be entitled, pursuant to the first sentence of Section 5.02, to deposit or cause to be deposited in the Collection Account on the related Remittance Date, (x) the aggregate Repurchase Amounts owed by the Servicer with respect to the related Collection Period pursuant to Section 4.08 and (y) any amounts remitted to the Servicer in respect of the Repurchase Price (as defined in the Flow Purchase Agreement) during the related Collection Period. If, however,
(i) HNB no longer is the Servicer, (ii) HNB no longer has the Minimum Required Rating, or (iii) an Event of Servicing Termination shall have occurred and be continuing, the Servicer shall deposit or cause to be deposited in the Collection Account (x) the aggregate Repurchase Amount pursuant to Section
4.08 within two Business Days' of the purchase of the Repurchased Receivable by the Servicer pursuant to Section 4.08 and (y) any amounts remitted to the Servicer in respect of the Repurchase Price (as defined in the Flow Purchase Agreement) within two Business Days' of its receipt of such amounts.

         Section 5.05 Permitted Withdrawals from Collection Account.

              (a) On each Distribution Date, the Indenture Trustee, at the written direction of the Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Distribution Date pursuant to
Section 5.06(b), make withdrawals from the Collection Account to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error.

              (b) The Indenture Trustee shall make withdrawals from the Collection Account to clear and terminate the Collection Account in connection with the termination of this Agreement; provided that all conditions to the termination of this Agreement set forth herein and in the other Basic Documents shall have been met.

         Section 5.06 Distributions.

              (a) On each Distribution Date, the Indenture Trustee shall determine all amounts required to be deposited pursuant to this Section.

              (b) On each Distribution Date, the Indenture Trustee (based in relevant part on the information provided by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.10(a)) shall make the following payments, deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date, to make required payments and distributions on such date pursuant to clauses (i) through (xiv) below, in the following order and priority:

                  (i) to the Servicer, the Servicing Fee and Servicing Reimbursement Amount for the related Collection Period (and any accrued and unpaid Servicing Fees and Servicing Reimbursement Amounts from prior Collection Periods);

                  (ii) (x) to the Indenture Trustee and the Owner Trustee pro rata, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods) and the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods) and then (y) to the Indenture Trustee and the Owner Trustee pro rata, any other accrued and unpaid amounts (including reasonable legal fees and expenses) owed to the Indenture Trustee and the Owner Trustee not to exceed $100,000 in the aggregate in any consecutive twelve month period;

                  (iii) to the Note Interest Distribution Account for payment to the Class A Noteholders pursuant to Section 5.06(c)(i), from the Total Distribution Amount remaining after the application of clauses
         (i) and (ii), the Class A Noteholders' Interest Distributable Amount;

                  (iv) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the First Allocation of Principal, if any;

                  (v) to the Note Interest Distribution Account for payment to the Class B Noteholders pursuant to Section 5.06(c)(ii), from the Total Distribution Amount remaining after the application of clauses
         (i) through (iv), the Class B Noteholders' Interest Distributable
         Amount;

                  (vi) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (v), the Second Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above;

                  (vii) to the Note Interest Distribution Account for payment to the Class C Noteholders pursuant to Section 5.06(c)(iii), from the Total Distribution Amount remaining after the application of clauses
         (i) through (vi), the Class C Noteholders' Interest Distributable
         Amount;

                  (viii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (vii), the Third Allocation of Principal, if any, reduced by any First


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


         Allocation of Principal paid pursuant to clause (iv) above and any Second Allocation of Principal paid pursuant to clause (vi) above;

                  (ix) to the Note Interest Distribution Account for payment to the Class D Noteholders pursuant to Section 5.06(c)(iv), from the Total Distribution Amount remaining after the application of clauses
         (i) through (viii), the Class D Noteholders' Interest Distributable Amount;

                  (x) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (ix), the Fourth Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above, any Second Allocation of Principal paid pursuant to clause (vi) above and any Third Allocation of Principal paid pursuant to clause (viii) above;

                  (xi) to the Note Interest Distribution Account for payment to the Class E Noteholders pursuant to Section 5.06(c)(v), from the Total Distribution Amount remaining after the application of clauses
         (i) through (x), the Class E Noteholders' Interest Distributable
         Amount;

                  (xii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (xi), the Regular Principal Allocation, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above, any Second Allocation of Principal paid pursuant to clause (vi) above, any Third Allocation of Principal paid pursuant to clause (viii) above and any Fourth Allocation of Principal paid pursuant to clause
         (x) above;

                  (xiii) to the applicable party, from the Total Distribution Amount remaining after the application of clauses (i) through (xii), any accrued and unpaid fees or expenses (including reasonable legal fees and expenses) or any other amounts owed to such party under any of the Basic Documents, to the extent not paid pursuant to clauses
         (i) through (xii); and

                  (xiv) the remainder, if any, of the Total Distribution Amount, to the Certificate Distribution Account for distribution to the Certificateholders.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee, shall continue to maintain the Collection Account hereunder until all amounts distributable on the Certificates have been distributed to the Certificateholders.

              (c) On each Distribution Date, the Indenture Trustee (based in relevant part on the information provided to it by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.10(a)) shall withdraw the funds on deposit in the Note Interest Distribution Account with respect to the Collection Period preceding such Distribution Date and make payments on such date pursuant to clauses (i) through (v) below, in the following order and priority:

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

                  (i) first, to the Class A Noteholders, ratably, the Class A Noteholders' Interest Distributable Amount for such Distribution Date;

                  (ii) second, to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount for such Distribution Date;

                  (iii) third, to the Class C Noteholders, the Class C Noteholders' Interest Distributable Amount for such Distribution Date;

                  (iv) fourth, to the Class D Noteholders, the Class D Noteholders' Interest Distributable Amount for such Distribution Date, and

                  (v) fifth, to the Class E Noteholders, the Class E Noteholders' Interest Distributable Amount for such Distribution Date.

              (d) On each Distribution Date, the Indenture Trustee (based in relevant part on the information provided to it by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.10(a)) shall withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make payments on such date pursuant to clauses (i) through (v) below, in the following order and priority:

                  (i) to the Class A Noteholders, in the following order and priority, the Class A Principal Distributable Amount for such Payment
         Date:

                          (A) first, to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                          (B) second, to the Class A-2 Noteholders on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero; and

                          (C) third, to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

                          (D) fourth, to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

                  (ii) to the Class B Noteholders, the Class B Principal Distributable Amount for such Payment Date;

                  (iii) to the Class C Noteholders, the Class C Principal Distributable Amount for such Payment Date;

                  (iv) to the Class D Noteholders, the Class D Principal Distributable Amount for such Payment Date; and

                  (v) to the Class E Noteholders, the Class E Principal Distributable Amount for such Payment Date.

              (e) Notwithstanding the foregoing, subject to the provisions of
Section 5.04(b) of the Indenture:

                  (i) If the Notes have been accelerated following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture but prior to any liquidation of the Trust Estate, the Indenture Trustee shall (v) transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (iii) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all the Class A Notes to zero, or, (w) if the Class A Notes shall have been paid in full, transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (v) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all the Class B Notes to zero, or, (x) if the Class A Notes and Class B Notes shall have been paid in full, transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (vii) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all the Class C Notes to zero, or, (y) if the Class A Notes, Class B Notes and Class C Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (ix) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all the Class D Notes to zero, or (z) if the Class A Notes, Class B Notes, Class C Notes and Class D Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (xi) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all Class E Notes to zero. Any amounts transferred to the Principal Distribution Account pursuant to clause
         (v) shall be applied to the repayment of principal of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata based on the respective Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

                  (ii) If the Notes have been accelerated following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture, the Indenture Trustee shall transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (xii) to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero in the order and priority set forth in Section 5.06(d).

              (f) On each Subsequent Transfer Date, the Indenture Trustee, based on the instruction of the Depositor pursuant to Section 5.07(a), shall withdraw amounts on deposit in the Pre-Funding Account representing all or a portion of the unused Pre-Funded Amount, and shall remit such funds to the order of the Depositor in an amount equal to the aggregate Principal Balance, as of the related Subsequent Cut-off Date, of the Subsequent Receivables being transferred to the Issuer on such date under the related Subsequent Transfer Agreement.

              (g) On the last day of the Funding Period, the Indenture Trustee, based on the instruction of the Depositor pursuant to Section 5.07(b), shall withdraw amounts on deposit in the Pre-Funding Account representing the unused portion of the Pre-Funded Amount, and shall apply such amount to the payment of principal of the Notes in accordance with
Section 8.02(e)(iii) of the Indenture.

         Section 5.07 Pre-Funding Account.

              (a) On the Closing Date, the Indenture Trustee will deposit, on behalf of the Depositor, in the Pre-Funding Account the Pre-Funded Amount from the proceeds of the sale of the Securities. On each Subsequent Transfer Date, the Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date and to distribute such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in this Agreement with respect to such transfer.

              (b) If the aggregate Principal Balance of the Subsequent Receivables transferred to the Issuer during the Funding Period is less than the Pre-Funded Amount, on the date on which the Funding Period ends, after giving effect to any transfers of Subsequent Receivables to the Issuer on such date, the Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account and deposit into the Principal Distribution Account, the unused portion of the Pre-Funded Amount on the Distribution Date on or immediately after which the Funding Period ends.

         Section 5.08 Statements to Securityholders. On each Distribution Date, the Indenture Trustee shall prepare and make available via its website at www.ctslink.com to each Noteholder of record as of the most recent Record Date, and shall provide to each Rating Agency, the Depositor and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date, a statement substantially in the form of Exhibit A setting forth at least the following information as to the Securities to the extent applicable:

              (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Distribution Date;

              (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Distribution Date;

              (c) the amount of the Regular Principal Allocation for such Distribution Date;

              (d) the amount of the First Allocation of Principal, if any, for such Distribution Date;

              (e) the amount of the Second Allocation of Principal, if any, for such Distribution Date;

              (f) the amount of the Third Allocation of Principal, if any, for such Distribution Date;

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

              (g) the amount of the Fourth Allocation of Principal, if any, for such Distribution Date;

              (h) the Pool Balance with respect to such Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

              (i) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, and the Note Balance for each such Class as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

              (j) the amount of the Servicing Fee and Servicing Reimbursement Amount paid to the Servicer with respect to the related Collection Period;

              (k) the respective amounts of the Owner Trustee Fee paid to the Owner Trustee and the Indenture Trustee Fee paid to the Indenture Trustee in each case with respect to the related Collection Period;

              (l) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

              (m) the aggregate Principal Balance of all Receivables that became Defaulted Receivables or Repurchased Receivables during the related Collection Period;

              (n) the aggregate Principal Balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

              (o) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall, the Class D Interest Carryover Shortfall and the Class E Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

              (p) the aggregate Repurchase Amounts for Repurchased Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

              (q) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

              (r) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted an extension;

              (s) the Overcollateralization Target Amount for the next Distribution Date;

              (t) the Cumulative Net Loss Ratio as of such Determination Date;

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

              (u) the Six-Month Annualized Net Loss Ratio as of such Determination Date;

              (v) the Three-Month Annualized Net Loss Ratio as of such Determination Date;

              (w) the Pool Delinquency Percentage as of such Determination Date;

              (x) for each Distribution Date, if any, during the Funding Period, the remaining Pre-Funded Amount and the amount in the Pre-Funding Account;

              (y) for each Subsequent Transfer Date and the last day of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and, with respect to the last day of the Funding Period, the amount that is to be paid as principal of the Notes; and

              (z) with respect to the Funding Period, the date of each Subsequent Transfer Date that occurred during the related Collection Period, the Principal Balance of the Subsequent Receivables transferred on such date and the related Subsequent Cut-off Date.

         Each amount set forth on the Distribution Date Statement under clauses (a), (b), (c), (d), (e), (f), (g), (j), (k), (o) or (y) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

         Section 5.09 Subcertifications of Indenture Trustee in Connection with Sarbanes-Oxley Certifications.

              (a) The Indenture Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust satisfying the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such Forms with the Commission on behalf of the Depositor. The Depositor hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such Form 8-K but only to the extent no accompanying certification is required to be filed on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. The Depositor shall execute the Form 10-Ks. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

              (b) Each Form 8-K shall be filed by the Indenture Trustee with the Commission within 15 days after each Distribution Date, including a Form 8-K with a copy of the statement to the Noteholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the SEC), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or the Commission's staff interpretations. Such Form 10-K shall include as exhibits the Servicer's annual statement of compliance described under Section 4.11 (upon which the Indenture Trustee may rely) and the accountant's report described under
Section 4.12, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The
Form 10-K shall also include the Depositor's Annual Sarbanes-Oxley
Certification provided for in Section 6.09. The Indenture Trustee shall prepare and deliver each Form 10-K to the Depositor for execution no later than March 20th (or if such day is not a Business Day, the immediately preceding Business Day) of each year. The Depositor shall return the executed Form 10-K to the Indenture Trustee for filing no later than March 25th (or if such day is not a Business Day, the immediately preceding Business Day) of each year.

              (c) Notwithstanding that the Depositor's Annual Sarbanes-Oxley Certification is to be signed by an officer of the Depositor, a Responsible Officer of the Indenture Trustee shall sign a certification, in the form attached hereto as Exhibit E for the benefit of the Depositor and its officers, directors and Affiliates (provided, however, that the Indenture Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K). The forms of certification attached as Exhibit D and Exhibit E hereto are subject to revision so as to conform to any amendments made to the Sarbanes-Oxley Act of 2002 or to any rules and regulations promulgated thereto. Such certification shall be delivered to the Depositor, no later than March 15th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Depositor's Annual Sarbanes-Oxley Certification to be filed to the Indenture Trustee no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day). In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee has actual knowledge of information material to the Depositor's Annual Sarbanes-Oxley Certification, the Indenture Trustee shall promptly notify the Depositor. In addition, the Indenture Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Indenture Trustee's obligations under this Section 5.09 or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith.

              (d) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

              (e) Prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall, in accordance with applicable law, file a Form 15D Suspension Notification with respect to the Issuer in a timely manner.

                                  ARTICLE VI

                                 THE DEPOSITOR

         Section 6.01 Representations of Depositor. The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date with respect to the Initial Receivables and as of the related Subsequent Transfer Date with respect to the Subsequent Receivables, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

              (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

              (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Issuer pursuant to this Agreement or the validity or enforceability of the Receivables.

              (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, duly authorized by the Depositor by all necessary corporate action.

              (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

              (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

              (f) No Proceedings. No legal or governmental proceedings are pending to which the Depositor is a party or of which any property of the Depositor is subject and no such proceedings are, to the Depositor's knowledge, threatened or contemplated, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

              (g) No Litigation Pending. There is no action, suit, regulatory or other proceeding of any kind pending or, to the Depositor's knowledge, threatened against or materially affecting the Depositor or the properties of the Depositor before any Governmental Authority which, if determined adversely to the Depositor, would adversely affect the Depositor ability to execute, deliver and perform its obligations under this Agreement.

              (h) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

              (i) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Depositor in writing pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make such statement, document or report not misleading.

         Section 6.02 Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04 Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor

Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

         Section 6.05 Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 6.06 Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         Section 6.07 Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Indenture Trustee a copy of any document filed by the Depositor subsequent to the date hereof with the Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

         Section 6.08 Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

         Section 6.09 Sarbanes-Oxley Certifications. The Depositor shall provide on a timely basis for filing with the 1934 Act Documents, the certification (the "Depositor's Annual Sarbanes-Oxley Certification"), substantially in the form of Exhibit D, required by Section 302 of the Sarbanes-Oxley Act to be included in those reports.


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                                 ARTICLE VII

                                 THE SERVICER

         Section 7.01 Representations of Servicer.

              (a) The Servicer makes the following representations and warranties to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee and the Seller and upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date with respect to the Initial Receivables and as of the related Subsequent Transfer Date with respect to the Subsequent Receivables (and in the case of subsections (i), (v) and (ix) as of any point during the term of the Agreement), and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

                  (i) Due Organization and Qualification. The Servicer (A) is duly organized and validly existing as a national banking association under the laws of the United States of America, (B) is in good standing under such laws and (C) is duly qualified to transact business under such laws. The Servicer is an insured depository institution under the provisions of the Federal Deposit Insurance Act, 12 U.S.C. Sections 1811-1831 and the Servicer's status as an insured depository institution has not been terminated under the provisions of Section 8 of the Federal Deposit Insurance Act, 12 U.S.C. Section 1818. The Servicer has, and at all relevant times had, the power, authority and legal right to service the Receivables.

                  (ii) Power and Authority; Due Authorization; Enforceability. The Servicer has full power and authority to perform its obligations under this Agreement and has duly authorized the performance of its obligations under this Agreement by all necessary action. The Agreement has been duly authorized, executed and delivered by the Servicer and constitutes the legal, valid, binding and enforceable obligation of the Servicer except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                  (iii) No Violation. The Servicer is not in default under any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Servicer is a party, as borrower or guarantor, and the consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party, and the fulfillment of the respective terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Servicer pursuant to the terms of, any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Servicer is a party or by which it is bound, in each case where such a default, conflict or breach would materially and adversely affect the performance by the Servicer of its obligations under this Agreement and the consummation of the


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         transactions contemplated by this Agreement; and the fulfillment of the terms hereof will not result in any violation of the provisions of the organizational documents of the Servicer.

                  (iv) No Proceedings. No legal or governmental proceedings or investigations are pending to which the Servicer is a party or of which any property of the Servicer is the subject, and no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or operations of the Servicer and its subsidiaries considered as a whole: (x) asserting the invalidity of this Agreement or any of the other Basic Documents; (y) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; or (z) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity and enforceability of, this Agreement or any of the other Basic Documents to which it is a party.

                  (v) Licenses and Approvals. The Servicer has obtained all the licenses and approvals necessary for the conduct of Servicer's business in the jurisdictions where the failure to do so would materially and adversely affect its performance of its obligations under this Agreement or render any of the Receivables unenforceable.

                  (vi) Ability to Perform. The Servicer has the facilities, procedures and experienced personnel necessary for the servicing of retail motor vehicle loan and installment sale contracts of the same type as the Receivables in accordance with the Servicing Standard. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every one of its obligations under this Agreement.

                  (vii) No Consent Required. The Servicer is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement or any other Basic Document to which it is a party, except for such as have been obtained, effected or made or will be obtained on or prior to the Closing Date.

                  (viii) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Servicer's knowledge, threatened against the Servicer or any of its Affiliates which, if determined adversely against the Servicer, would materially adversely affect the execution, delivery or enforceability of this Agreement, the other Basic Documents to which the Servicer is a party, as applicable, or draw into question the validity of this Agreement, the other Basic Documents to which the Servicer is a party, as applicable, or any of the Receivables or have a material adverse effect on the financial condition of the Servicer or the Servicer's ability to perform its obligations under the


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         terms of this Agreement or the other Basic Documents to which the
         Servicer is a party, as applicable.

                  (ix) No Untrue Information. None of this Agreement, the other Basic Documents to which the Servicer is a party or any statement, report or other document furnished or to be furnished in writing by the Servicer pursuant to this Agreement, the other Basic Documents to which the Servicer is a party, as applicable, or in connection with the transactions contemplated hereby or thereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make such statement, document or report not misleading.

                  (x) No Fraud. To the best of the Servicer's knowledge, no fraud in respect of such Receivable has taken place on the part of any employee or agent of the Servicer in connection with the servicing of the Receivables.

         Section 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement and:

              (a) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, agents, partners, members, shareholders and employees of the Seller, the Issuer, the Owner Trustee, the Indenture Trustee (collectively, the "Indemnified Parties" and each, an "Indemnified Party") from and against any and all claims, losses and liabilities, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees or expenses that an Indemnified Party may sustain in any way related to claims of third parties related to (i) the failure of the Servicer to perform its duties as servicer and custodian and to service the Receivables in compliance with the terms of this Agreement, (ii) the breach of any representation or warranty, covenant or other agreement of the Servicer set forth in this Agreement or the other Basic Documents applicable to it, (iii) the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle or (iv) any information delivered by the Servicer to the Indenture Trustee and/or the Depositor pursuant to this Agreement that is false, incorrect, incomplete or misleading in any material respect when delivered.

              (b) The Servicer or the Indemnified Party, as applicable, shall promptly notify the other upon becoming aware that a claim subject to indemnification under Section 7.02(a) (an "Indemnified Claim") has been made by a third party with respect to this Agreement or the Receivables; provided, however, that the failure of the Indemnified Party to notify the Servicer of an Indemnified Claim shall not relieve the Servicer from any liability that it may have to any Indemnified Party, but only to the extent such failure to notify does not prejudice the Servicer's ability to defend. The Servicer shall assume the defense of any such Indemnified Claim and be responsible for all fees and expenses of counsel incurred therewith as well as any other litigation expenses; provided, however, that counsel chosen by the Servicer shall be reasonably acceptable to the Issuer; and provided, however, that at any time the Indemnified Party shall be entitled to participate therein and, to the extent that it shall wish, hire counsel (who shall not, except with the consent of the Servicer, be counsel to the Servicer) and, jointly with the Servicer, assume the defense thereof. The Servicer shall not be liable to the Indemnified Party for the cost of the


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

Indemnified Party's counsel. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the employment thereof has been specifically authorized by the Servicer in writing; (ii) the actual or potential defendants in, or targets of, any such action include both the Servicer and the Indemnified Party and counsel retained by the Servicer cannot adequately represent both the Servicer and the Indemnified Party in light of the claims and defenses that each intends to raise; or (iii) the Servicer has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party within a reasonable time after the commencement of the action. In the case of (ii) or (iii) above, if the Indemnified Party notifies the Servicer in writing that it elects to employ separate counsel at the expense of the Servicer, the Servicer shall not have the right to select separate counsel to participate in the defense of such action on behalf of the Indemnified Party. Notwithstanding the foregoing sentence, the Servicer shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with no more than one local counsel, if necessary) at any time for the Indemnified Party, which firm shall be designated in writing by the Servicer. The Servicer shall not, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act, by or on behalf of the Indemnified Party.

         For purposes of this Section, in the event of the termination of the rights and obligations of HNB (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall have the rights and obligations of "Servicer" pursuant to Section 7.02(b) with respect to any Indemnified Claim arising from its capacity as Servicer under this Agreement.

         The Servicer shall have no obligation to indemnify any of the Indemnified Parties in connection with (x) a Receivable being deemed to be unenforceable in a jurisdiction or (y) any impairment of receipt of collections on a Receivable if either of the foregoing occurs as a result of the Issuer's, the Indenture Trustee's or the Owner Trustee's failure to obtain any license or consent necessary in connection with the ownership or enforcement of the Receivables or the inability of the Servicer to pursue litigation as a result of the restrictions set forth in Section 4.01(c).

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 7.02 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.


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         Section 7.03 Merger or Consolidation of, or Assumption of the
Obligations of, Servicer. The Servicer shall preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Receivables and to perform its duties under this Agreement.

         Any Person (i) into which the Servicer may be merged or consolidated,
(ii) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement anything herein to the contrary notwithstanding; provided, however, that, the Servicer shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee, the Depositor and the Rating Agencies and immediately after giving effect to such transaction, (i) no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (ii) no event that, after notice or lapse of time or both, would become an Event of Servicing Termination or an Additional Event of Servicing Termination shall have occurred and be continuing, (iii) the Servicer shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate and Opinion of Counsel each stating that such consolidation, merger or succession and any such related agreements comply with this Section 7.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iv) the Servicer shall have delivered to the Indenture Trustee and the Owner Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables or (B) no such action shall be necessary to preserve and protect such interest. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an Affiliate of the Servicer, such Affiliate shall satisfy the condition described in the preceding sentence and shall also be fully liable to for all of the Servicer's obligations and liabilities hereunder.

         Section 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor any of its shareholders, directors, officers, employees or agents shall be under any liability to the Seller, the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or any other Person for taking any action or for refraining from the taking of any action pursuant to this Agreement, or for errors in judgment; provided, however, that this
Section 7.04 shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach or warranties or representation made in this Agreement or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement; provided further, however, that in no event shall Servicer be liable to the Issuer or any other Person for any consequential, exemplary or


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punitive damages, except to the extent awarded to a third party with respect to any matters indemnified under Section 7.02.

         Section 7.05 Servicer Not to Resign.

              (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon mutual consent of the Servicer, the Depositor, the Indenture Trustee and the Owner Trustee or upon the determination that the performance of its duties under this Agreement shall no longer be permissible under Applicable Law and such incapacity cannot be cured by the Servicer.

              (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under Applicable Law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee. No resignation of the Servicer shall become effective until a successor Servicer (or if one is not appointed, the Indenture Trustee) shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03, unless the Servicer is prohibited by Applicable Law from serving as Servicer, in which instance the Indenture Trustee shall act as successor Servicer or immediately appoint another Person to do so. If the Indenture Trustee is legally unable to act as Servicer and if no successor Servicer shall have been appointed within thirty days of resignation or removal of the resigning Servicer, the Indenture Trustee, the Owner Trustee or the Certificateholders evidencing not less than 25% of the percentage interests in the Certificates may petition any court of competent jurisdiction for such appointment.

                                 ARTICLE VIII

                                    DEFAULT

         Section 8.01 Event of Servicing Terminations and Additional Event of Servicing Terminations.

              (a) For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Event of Servicing Termination":

                  (i) any failure by the Servicer to deposit into the Collection Account (x) any proceeds or payment required to be so delivered on a Remittance Date under the terms of this Agreement that continues unremedied for a period of one Business Day after the date upon which such payment was due or (y) any payment required to be made under the terms of this Agreement (other than any payment to be made on a Remittance Date) that continues unremedied for a period of three Business Days after the date upon which such payment was due;

                  (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure continues unremedied for a period of thirty days after


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

         discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class;

                  (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Servicer is required to be licensed in connection with the servicing of the Receivables or the performance of its other obligations under this Agreement, where such failure materially and adversely affects the ability of the Servicer to perform its obligations under this Agreement;

                  (iv) the occurrence of an Insolvency Event with respect to the Servicer;

                  (v) any assignment or delegation by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such assignment or delegation;

                  (vi) the indictment of the Servicer, any director or employee thereof, any Affiliate or any director or employee thereof for criminal activity related to the origination or servicing activities of the Servicer, in each case, where such indictment materially and adversely affects the ability of the Servicer, as applicable, to perform its obligations under this Agreement subject to the condition that such indictment is not dismissed within ninety days; or

                  (vii) any disqualification of the Servicer as an Eligible Servicer.

              (b) For purposes of this Agreement, the occurrence and continuance of the following shall constitute an "Additional Event of Servicing Termination":

                  (i) the occurrence of a Termination Trigger Event;

                  (ii) any change in the business, assets, operations, prospects or condition, financial or otherwise, of the Servicer that has a material adverse effect on the ability of the Servicer to perform any of its obligations under this Agreement;

                  (iii) the long-term unsecured debt rating of the Servicer is withdrawn or reduced to "Baa2" or below by Moody's, "BBB" or below by Standard & Poor's or "BBB" or below by Fitch; or

                  (iv) the Servicer shall default in the payment of indebtedness for any borrowed monies (after giving effect to all applicable cure periods in any agreement governing such indebtedness) in an amount in excess of $10,000,000.

         (c) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 8.01(a) or an Additional Event of Servicing Termination under Section 8.01(b).


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         (d) Any delinquencies, repossessions or losses on the Receivables caused by (i) the failure of the Issuer, the Indenture Trustee or the Owner Trustee to have any licenses or consents necessary in connection with the ownership or enforcement of the Receivables or (ii) the inability of the Servicer to pursue litigation as a result of the restrictions set forth in bringing suit at the direction of the Servicer as required by Section 4.01(c) shall not be considered in determining the existence of an Additional Event of Servicing Termination.

         Section 8.02 Consequences of an Event of Servicing Termination or an Additional Event of Servicing Termination.

              (a) If an Event of Servicing Termination shall occur and be continuing, the Indenture Trustee may, and at the written direction of Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing 25% of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. If an Additional Event of Servicing Termination shall occur, the Indenture Trustee may, and at the written direction of Certificateholders evidencing not less than 75% of the percentage interests in the Certificates shall, terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. At the time a notice of termination is delivered to the Servicer or as soon thereafter as possible, a successor Servicer shall be appointed pursuant to Section 8.03.

              (b) The Indenture Trustee or such other successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. In the event of termination pursuant to Section 8.02(a), the terminated Servicer agrees to cooperate with the Indenture Trustee or the successor Servicer, as applicable, in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the Indenture Trustee or such other successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or the Indenture Trustee to service the Receivables. The terminated Servicer shall also provide the Indenture Trustee or such other successor Servicer computer records in order to facilitate the orderly and efficient transfer of servicing duties. Upon such termination, the terminated Servicer, upon the request of the Indenture Trustee, shall give notice to each Obligor of the sale of the related Receivable to the Issuer and that such Obligor shall, effective as of the date of such notice, remit all Monthly Payments to an account specified by the Indenture Trustee or such other successor Servicer.


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         Section 8.03 Appointment of Successor Servicer.

              (a) On and after the receipt by the Servicer of a notice of termination pursuant to Section 8.02 or upon resignation of the Servicer pursuant to Section 7.05, the Servicer shall continue to perform all servicing functions under this Agreement until the earlier of the date specified in such notice of termination or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after a notice of termination has been received by the Servicer, the Certificateholders evidencing not less than a majority of the percentage interests in the Certificates shall appoint an Eligible Servicer who satisfies the Rating Agency Condition as successor Servicer, and such successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a successor Servicer has not been appointed by the requisite percentage of Certificateholders or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the successor Servicer. Notwithstanding the above, if (x) a successor Servicer has not been selected by the Certificateholders or has not accepted its appointment at the time when the Servicer ceases to act as Servicer and (y) the Indenture Trustee is legally unable to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, Certificateholders evidencing not less than 25% of the percentage interests in the Certificates, may petition a court of competent jurisdiction to appoint an Eligible Servicer as the successor to the Servicer. Except as provided in Section 7.05, pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Indenture Trustee shall be entitled to withdraw from the Collection Account and remit to the successor Servicer (including the Indenture Trustee as successor Servicer) or such other party entitled thereto (but not including the terminated Servicer) all reasonably incurred Servicer transition costs. The sole remedy for termination under Section 8.01(b)(i) shall be the termination of the Servicer.

              (b) The successor Servicer (including the Indenture Trustee in its capacity as successor Servicer), shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and all rights, including to the Servicing Fee, authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of such successor Servicer and such successor Servicer shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein; provided, however, that such successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that such successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer; and provided, further that the Indenture Trustee as successor Servicer shall have no obligation to make Monthly
Advances (as provided in Section 4.02(c)). The Depositor, the Owner Trustee, the Indenture Trustee and the successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee to which a successor Servicer is entitled may be modified, with the prior written consent of Certificateholders evidencing not less than 100% of the percentage interests in the Certificates and subject to satisfaction of the Rating Agency Condition with respect to such modification of the Servicing Fee.


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         Section 8.04 Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05 Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, may, on behalf of all Securityholders, waive in writing any Event of Servicing Termination or default by the Servicer in the performance of its obligations hereunder and its consequences, except (i) a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or
(ii) a default that is an Insolvency Event. Certificateholders evidencing not less than 100% of the percentage interests in the Certificates, may, on behalf of all Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences that is, or with the giving of notice or lapse of time or both would become, an Additional Event of Servicing Termination. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination or Additional Event of Servicing Termination, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent so expressly waived.

                                  ARTICLE IX

                                  TERMINATION

         Section 9.01 Optional Purchase of All Receivables.

         (a) On each Determination Date as of which the Pool Balance with respect to the related Distribution Date will be equal to or less than 10% of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables. If the Servicer shall elect not to exercise such option, a Certificateholder evidencing 100% of the percentage interests in the Certificates shall have the option to purchase the Receivables; provided that such Certificateholder shall not be the Seller, the Depositor or any Affiliate thereof. To exercise such option, the Servicer or the Certificateholder, shall deposit to the Collection Account on the Business Day prior to the Redemption Date, an amount equal to the lesser of (i) the fair market value of the Receivables and (ii) aggregate Repurchase Amount for the Receivables (including Receivables that became Defaulted Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables; provided, however, that in order for the Servicer or such Certificateholder to exercise such option the amount deposited into the Collection Account shall be sufficient to pay the full amount of principal and interest then due and payable on any Outstanding Notes and to pay any amounts due to the Indenture Trustee and the Owner Trustee; and provided further, that the Certificateholder shall also be required to deposit into the Collection Account on the date of such purchase, an amount sufficient reimburse the Servicer for any Monthly Advances which have not been reimbursed in accordance with this Agreement. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

              (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

              (c) If the Servicer shall exercise its option to purchase the Receivables pursuant to Section 9.01(a), any Certificateholder (unless such Certificateholder is the Seller, the Depositor or any Affiliate thereof) shall have the option to purchase such Receivables from the Servicer at a price equal to the price that the Servicer paid for such Receivables pursuant to
Section 9.01(a).

              (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee, on behalf of the Issuer, will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

                                  ARTICLE X

                                 MISCELLANEOUS

         Section 10.01 Amendment.

              (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or Certificateholders, to amend Section 5.09 in a manner consistent with the rules and regulations of the Commission, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes.

              (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class A Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class B Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class C Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class D Notes, Noteholders holding not less than a majority in Outstanding Amount of the Class E Notes and Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders, (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes, the Noteholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes or (iii) reduce the aforesaid percentage of the percentage interests in the Certificates, the Certificateholders of which are required to consent to any such amendment, without the consent of all of the Certificateholders.

              (c) Promptly after the execution of any amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Securityholder and each Rating Agency.

              (d) It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

              (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer and the Indenture Trustee, shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, if applicable, the Opinion of Counsel referred to in Section 10.01(a). The
Owner Trustee and the Indenture Trustee, may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02 Protection of Title to Trust.

              (a) The Seller and the Depositor shall file such financing statements and cause to be filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Seller and/or the Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer and the Indenture Trustee at any time and from time to time to prepare and file, at the Depositor's sole cost and expense, financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof.

              (b) None of the Seller, the Depositor or the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-506(b) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Each of the Seller and the Depositor hereby authorizes the Issuer to file any continuation statements or amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Issuer (or the Indenture Trustee on behalf of the Issuer) may determine, in its sole discretion, are necessary or advisable in connection with the protection of ownership interest granted to the Issuer and the Indenture Trustee herein.

              (c) Each of Seller, the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least sixty days' prior written notice of (i) any relocation of its registered location or
(ii) any change in the jurisdiction of its organization (including, with respect to the Servicer, the jurisdiction in which the Servicer maintains its main office under its national banking association charter). In addition, the Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

              (d) [Reserved].

              (e) The Servicer shall maintain its computer systems, in accordance with customary standards, so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by Morgan Stanley Auto Loan Trust 2004-HB2 and pledged to the Indenture Trustee. The unique identification code which the Servicer shall use is "GL Type Code 307". The Servicer shall have the right to change such code upon written notice to the Issuer, provided that such new code is a unique identification code. Indication of such Receivables' inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the lien on the related Financed Vehicle has been released in accordance with the Basic Documents.

              (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, all of the computer diskettes, records or printouts (including any restored from backup archives) that are delivered to such prospective purchaser, lender or transferee refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

              (g) The Servicer shall, without charge, permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations to, at the expense of the Indenture Trustee (which reasonable expenses shall be reimbursed by the Issuer pursuant to Section 5.06(b)), inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

              (h) The Depositor shall deliver to the Owner Trustee and the Indenture Trustee:

                  (i) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

                  (ii) within ninety days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         Section 10.03 Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 1585 Broadway, New York, NY 10036 (fax no.: (212) 761-0782), Attention: Jack Kattan, with a copy to Michelle Wilke at 1585 Broadway, New York, NY 10036 (fax no.: (212) 762-9224), (b) in the case of the Servicer and the custodian, to The Huntington National Bank, 41 South High Street - HC0716, Columbus, Ohio 43287 (fax no.: (614) 480-4205), Attention: Timothy R. Barber, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (d) in the case of the Indenture Trustee, to Wells Fargo Bank, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479 (fax no.: (612) 667-3464), Attention: CTS/Asset Backed Securities Administration, Morgan Stanley Auto Loan Trust 2004-HB2, (e) in the case of Moody's, to 99 Church Street, New York, New York 10007 (fax no.: (212) 298-7139), Attention: ABS Monitoring Department, (f) in the case of Fitch, to One State Street Plaza, New York, New York 10004 (fax no.: (212)-514-9879), Attention: Andrew Chou and
(g) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041 (fax no.: (212) 438-2664), Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.04 Assignment by the Depositor or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

         Section 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.07 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument. Transmission by facsimile of an executed counterpart hereof shall be deemed to constitute due and sufficient delivery of such counterpart.

         Section 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.10 Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.11 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

         Section 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee.

              (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

              (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Wells Fargo Bank, National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     MORGAN STANLEY AUTO LOAN
                                          TRUST 2004-HB2

                                     By:  WILMINGTON TRUST COMPANY,
                                     not in its individual capacity
                                     but solely as Owner Trustee



                                     By:  /s/ Janel R. Havrilla
                                        -------------------------------------
                                        Name:   Janel R. Havrilla
                                        Title:  Financial Services Officer



                                    MORGAN STANLEY ABS CAPITAL II INC.,
                                    as Depositor



                                     By:  /s/ Jack Kattan
                                        -------------------------------------
                                        Name:   Jack Kattan
                                        Title:  Vice President



                                    MORGAN STANLEY ASSET FUNDING INC.,
                                    as Seller



                                     By:  /s/ J. Douglas Van Ness
                                        -------------------------------------
                                        Name:   J. Douglas Van Ness
                                        Title:  Vice President



                                    THE HUNTINGTON NATIONAL BANK,
                                    as Servicer



                                     By:   /s/ Timothy R. Barber
                                        -------------------------------------
                                        Name:   Timothy R. Barber
                                        Title:  Senior Vice President

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Indenture Trustee



                                     By:   /s/ Marianna Stershic
                                        -------------------------------------
                                        Name:   Marianna Stershic
                                        Title:  Vice President

                                  SCHEDULE A

                        Schedule of Initial Receivables
                     (On file with the Indenture Trustee)

                                  SCHEDULE B
                         Location of Receivable Files

1.       The Huntington National Bank
         7450 Huntington Park Drive
         Columbus, OH  43235

                                  SCHEDULE C

                           Cumulative Net Loss Ratio

                 Determination                Cumulative Net
                      Date                      Loss Ratio

                     Jul-04                        0.07%
                     Aug-04                        0.07%
                     Sep-04                        0.07%
                     Oct-04                        0.28%
                     Nov-04                        0.28%
                     Dec-04                        0.28%
                     Jan-05                        0.57%
                     Feb-05                        0.57%
                     Mar-05                        0.57%
                     Apr-05                        0.83%
                     May-05                        0.83%
                     Jun-05                        0.83%
                     Jul-05                        1.07%
                     Aug-05                        1.07%
                     Sep-05                        1.07%
                     Oct-05                        1.27%
                     Nov-05                        1.27%
                     Dec-05                        1.27%
                     Jan-06                        1.44%
                     Feb-06                        1.44%
                     Mar-06                        1.44%
                     Apr-06                        1.60%
                     May-06                        1.60%
                     Jun-06                        1.60%
                     Jul-06                        1.73%
                     Aug-06                        1.73%
                     Sep-06                        1.73%
                     Oct-06                        1.84%
                     Nov-06                        1.84%
                     Dec-06                        1.84%
                     Jan-07                        1.94%
                     Feb-07                        1.94%
                     Mar-07                        1.94%
                     Apr-07                        2.01%
                     May-07                        2.01%
                     Jun-07                        2.01%
                     Jul-07                        2.08%
                     Aug-07                        2.08%
                     Sep-07                        2.08%

                 Determination                Cumulative Net
                      Date                      Loss Ratio

                     Oct-07                        2.13%
                     Nov-07                        2.13%
                     Dec-07                        2.13%
                     Jan-08                        2.17%
                     Feb-08                        2.17%
                     Mar-08                        2.17%
                     Apr-08                        2.21%
                     May-08                        2.21%
                     Jun-08                        2.21%
                     Jul-08                        2.23%
                     Aug-08                        2.23%
                     Sep-08                        2.23%
                     Oct-08                        2.24%
                     Nov-08                        2.24%
                     Dec-08                        2.24%
                     Jan-09                        2.26%
                     Feb-09                        2.26%
                     Mar-09                        2.26%
                     Apr-09                        2.26%
                     May-09                        2.26%
                     Jun-09                        2.26%

                                             EXHIBIT A

                        Form of Distribution Date Statement to Noteholders


-----------------------------------------------------------------------------------------------------------------------------
Servicer                      Huntington National Bank                                   Contact:
Collection Period                                                                        (contact's name)
Determination Date                                                                       Corporate Trust Officer
Distribution Date                                                                        Wells Fargo Bank, N.A.
                                                                                         (contact's e-mail)
                                                                                         (contact's phone #)
                              Morgan Stanley Auto Loan Trust 2004-HB2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                          Certificateholders Distribution Summary
-----------------------------------------------------------------------------------------------------------------------------
                            Beginning       Interest     Interest    Principal   distribution       Ending         Total
Class      Cusip            Principal     Distribution   Carryover  Distribution      of          Principal     Distribution
                             Balance         Amount      Shortfall     Amount     Pre-Funded       Balance
                                                                                    Amount
-----------------------------------------------------------------------------------------------------------------------------
A-1        61747R AN0    170,000,000.00       0.00         0.00         0.00         0.00       170,000,000.00      0.00
A-2        61747R AP5    135,490,000.00       0.00         0.00         0.00         0.00       135,490,000.00      0.00
A-3        61747R AQ3    178,340,000.00       0.00         0.00         0.00         0.00       178,340,000.00      0.00
A-4        61747R AR1    103,320,000.00       0.00         0.00         0.00         0.00       103,320,000.00      0.00
B          61747R AS 9    13,700,000.00       0.00         0.00         0.00         0.00        13,700,000.00      0.00
C          61747R AT7     17,200,000.00       0.00         0.00         0.00         0.00        17,200,000.00      0.00
D          61747R AU 4     8,285,000.00       0.00         0.00         0.00         0.00         8,285,000.00      0.00
E          61747R AV2     10,832,000.00       0.00         0.00         0.00         0.00        10,832,000.00      0.00
Certificates                     n/a          n/a           n/a         0.00         0.00               n/a         0.00
-----------------------------------------------------------------------------------------------------------------------------
Total                    637,167,000.00       0.00         0.00         0.00         0.00       637,167,000.00      0.00
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                               Pool Factors
                                                                                                               Interest
                                                                                                                 Rate

-----------------------------------------------------------------------------------------------------------
                    Beginning         Interest     Interest     Principal     Pre-Funded        Ending
Class               Note Pool       Distribution   Carryover  Distribution   distribution     Note Pool
                      Factor         per 1,000     per 1,000    per 1,000      per 1,000        Factor
-----------------------------------------------------------------------------------------------------------------------------
A-1                 1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          1.90%
A-2                 1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          2.40%
A-3                 1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          2.94%
A-4                 1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          3.46%
B                   1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          3.37%
C                   1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          3.24%
D                   1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          3.82%
E                   1.0000000        0.0000000     0.0000000    0.0000000      0.0000000      1.0000000          5.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Servicer                      Huntington National Bank                                   Contact:
Collection Period                                                                        (contact's name)
Determination Date                                                                       Corporate Trust Officer
Distribution Date                                                                        Wells Fargo Bank, N.A.
                                                                                         (contact's e-mail)
                                                                                         (contact's phone #)
                              Morgan Stanley Auto Loan Trust 2004-HB2
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                        Cash Statement
-------------------------------------------------------------------------------------------------------------------------------




Collections
             Principal Collections                                                        0.00
             Interest Collections                                                         0.00
             Recoveries and Liquidation Proceeds                                          0.00
             Purchase Amounts and Advance Amounts from servicer                           0.00
                     Total Collections Amount                                                               0.00



                                                                         per 1,000
                                                                         Original
                                                                         Principal
                                                                         Balance


Disbursements
             Servicing Fee                                               0.0000000        0.00
             Servicing Reimbursement Amount                              0.0000000        0.00
             Owner Trustee Fee                                           0.0000000        0.00
             Indenture Trustee Fee                                       0.0000000        0.00
             Note Interest Distribution                                  0.0000000        0.00
             Regular Principal Allocation                                0.0000000        0.00
             First Allocation of Principal                               0.0000000        0.00
             Second Allocation of Principal                              0.0000000        0.00
             Third Allocation of Principal                               0.0000000        0.00
             Fourth Allocation of Principal                              0.0000000
                     Total Distribution                                                                     0.00
                     Amount





-----------------------------------------------------------------------------------------------------------------------------
Servicer                      Huntington National Bank                                   Contact:
Collection Period                                                                        (contact's name)
Determination Date                                                                       Corporate Trust Officer
Distribution Date                                                                        Wells Fargo Bank, N.A.
                                                                                         (contact's e-mail)
                                                                                         (contact's phone #)
                              Morgan Stanley Auto Loan Trust 2004-HB2
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Statement
------------------------------------------------------------------------------------------------------------------------------




             Pool Balance (beginning of Collection Period)                                 537,164,809.81

             Pool Balance (end of Collection Period)                                       537,164,809.81

             Overcollateralization Target Amount for next Distribution Date                          0.00
             Overcollateralization Amount                                                            0.00


                                              -------------------------------------------------------------------
             Delinquency                                                           Principal
                                                   Period           Number          Balance        Percentage
                                              -------------------------------------------------------------------
                                                30 - 59 days          0              0.00            0.00%
                                                60 - 89 days          0              0.00            0.00%
                                                  90 + days           0              0.00            0.00%
                                                   Totals             0              0.00            0.00%
                                              -------------------------------------------------------------------

             Pool Delinquency Percentage as of related Determination Date                            0.00%

             Repossessed Receivables                                                 0               0.00

             Defaulted Receivables or Repurchased Receivables                                        0.00

             Receivables granted extensions                                          0               0.00

             Repurchase Amounts                                                                      0.00

             Realized Losses                                                                         0.00
             Cram Down Losses                                                                        0.00

             Cumulative Net Loss Ratio as of related Determination Date                              0.00%
             Six-Month Annualized Net Loss Ratio as of related Determination Date                    0.00%
             Three-Month Annualized Net Loss Ratio as of related Determination Date                  0.00%

             WAC                                                                    0.00
             WAM                                                                    0.00



-----------------------------------------------------------------------------------------------------------------------------
Servicer                      Huntington National Bank                                   Contact:
Collection Period                                                                        (contact's name)
Determination Date                                                                       Corporate Trust Officer
Distribution Date                                                                        Wells Fargo Bank, N.A.
                                                                                         (contact's e-mail)
                                                                                         (contact's phone #)
                              Morgan Stanley Auto Loan Trust 2004-HB2
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         Prefundings
------------------------------------------------------------------------------------------------------------------------------





PreFunding Account
                     Pre-Funded Amount (beginning of Collection Period)                                        100,000,000.00
             Amount applied to funding of Subsequent Receivables                                0.00
             Unused Amount applied to Principal of Notes   (Class A-1)                          0.00
                     Remaining Pre-Funded Amount (end of Collection Period)                                    100,000,000.00


Subsequent Transfers
             Subsequent Transfer date                                                                                xx/xx/04
             Subsequent Receivables Cut-off date                                                                     xx/xx/04
             Principal Balance of Subsequent receivables                                                                 0.00



                                     A-4

                                   EXHIBIT B

                        FORM OF SERVICER'S CERTIFICATE

                           (Available from Servicer)

                                   EXHIBIT C

                     FORM OF SERVICER ANNUAL CERTIFICATION

I, [ ] certify that I am the duly authorized representative of The Huntington National Bank ("Huntington"), as servicer (the "Servicer") pursuant to the Sale and Servicing Agreement dated as of June 30, 2004, as amended from time to time (the Sale and Servicing Agreement"), among Morgan Stanley Auto Loan Trust 2004-HB2, as issuer (the "Issuer"), Morgan Stanley Asset Funding Inc. (the "Seller"), as seller, Morgan Stanley ABS Capital II Inc., as depositor (the "Depositor"), Huntington and Wells Fargo Bank, National Association, as indenture trustee (the "Indenture Trustee"), and I do hereby certify in the name of and on behalf of the Servicer that:

                  1. A review of the activities of the Servicer and of the performance of its obligations under the Sale and Servicing Agreement during the period from [ ], 200[ ] to and including December 31, 200[ ] (the "Review Period") [or, with respect to the first Officer's Certificate, the period from the Closing Date to December 31 of such year] was conducted under the supervision of the undersigned.

                  2. Based on such review, except as otherwise disclosed pursuant to paragraph 3 below, to undersigned's knowledge, the Servicer has fulfilled its obligations under the Sale and Servicing Agreement during the applicable Review Period and there is no default known the undersigned with respect to the applicable Review Period which has not been disclosed herein.

                  3. Based on such review, to the undersigned's knowledge, the following is a description of each default in the performance of the Servicer's obligations under the provisions of the Sale and Servicing Agreement made during the Review Period, which sets forth in detail (i) the nature and status of each such default and (ii) the action taken by the Servicer, if any, to remedy each such default: [List Out]

                  4. To the undersigned's knowledge, the servicing information provided by the Servicer herein in respect of the Receivables, including information relating to actions of the Servicer and/or payments and other collections on and characteristics of the Receivables, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the applicable Review Period.

                  5. To the knowledge of the undersigned, the Servicer has provided all of the reports and certificates required under Sections 4.10,
4.11 and 4.12 to the parties to which such reports and certificates are required to be provided with respect to the applicable Review Period.

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this [ ] day of [ ], 200[ ].

Responsible Officer of the Servicer



By:_________________________
     Name:
     Title:

                                   EXHIBIT D

            FORM OF DEPOSITOR'S ANNUAL SARBANES-OXLEY CERTIFICATION

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K (the "Annual Report"), and all reports on Form 8-K containing distribution reports (collectively with this Annual Report, the "Report") filed in respect of periods included in the year covered by this Annual Report, of the Trust;

2. Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this Annual Report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Indenture Trustee by the Servicer under the Sale and Servicing Agreement, for inclusion in the Reports is included in the Reports;

4. Based on my knowledge and upon the annual compliance statement included in this Annual Report and required to be delivered to the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement, and except as disclosed in the Reports, the Servicer has fulfilled its obligations under the Sale and Servicing Agreement; and

5. The Reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Sale and Servicing Agreement, that is included in the Reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: the Indenture Trustee and the Servicer.

Date:__________



_________________________
Name:
Title:

                                   EXHIBIT E

 Form of Certification to be Provided to the Depositor by the Indenture Trustee

Morgan Stanley ABS Capital II Inc.
1585 Broadway
New York, NY  10036

                  Re:      Morgan Stanley Auto Loan Trust 2004-HB2

         Reference is made to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of June 30, 2004, among Morgan Stanley Auto Loan Trust 2004-HB2 (the "Issuer"), Morgan Stanley ABS Capital II Inc. (the "Depositor"), Morgan Stanley Asset Funding Inc. (the "Seller"), The Huntington National Bank (the "Servicer") and Wells Fargo Bank, National Association (the "Indenture Trustee"). The Indenture Trustee hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  (i) The Indenture Trustee has reviewed the [ ] reports on Form 8-K containing distribution reports filed in respect of periods included in the fiscal year ending in [ ], relating to the above-referenced trust (collectively, the "Reports"); and

                  (ii) Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Sale and Servicing Agreement is included in these Reports. Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading.

         In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: The Huntington National Bank, as Servicer.

Date:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Indenture Trustee



                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                   EXHIBIT F

                              LOST NOTE AFFIDAVIT

                  I, the undersigned, do hereby state that:

                  1. I, a duly authorized Officer of The Huntington National Bank, (the "Bank"), am authorized to make this Affidavit on behalf of the Bank.

                  2. The Bank is the owner of the following installment note or loan agreement (the "Contract"):

                  Loan No:
                  Obligor:
                  Automobile Make and Model:
                  Year Model:
                  Body Style:
                  Vehicle Identification Number:
                  Date:
                  Original Amount:

                  3. The Bank is the lawful owner of the Contract, and the Bank has not assigned or hypothecated the Contract.

                  4. The original Contract could not be located after a thorough and diligent search, which consisted of searching through such records of the Bank as were reasonable and appropriate.

                  5. ( ) Attached is a true and correct copy of the original Contract.

                  6. This affidavit is intended to be relied on by the purchaser of the Contract from the Bank and such purchaser's successors and assigns.

                  7. The Bank agrees immediately and without further consideration to surrender the original Contract to the foregoing purchaser, its successor or the assignee thereof if such original Contract ever comes into the Bank's possession, custody or power.

                  8. The Bank further agrees to indemnify and hold harmless the foregoing purchaser and its successors and assigns from any and all losses, liabilities, costs, damages, reasonable attorney's fees and expenses in connection with the inability of the Bank to locate the original Contract.

                                    EXECUTED THIS _____day of _________, 200[ ]
                                    On behalf of:




                                    -----------------------------------------
                                    Name:
                                    Title:

STATE OF

COUNTY OF

                  Before me, a Notary Public in and for said County and State, personally appeared __________________________________, a duly authorized
Officer of ___________________, who acknowledges the signing thereof to be his/her free and voluntary act and deed and the free act and deed of said board.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last aforesaid.




                  ________________________________________________________
                  Notary Public

                                   EXHIBIT G

                              SERVICING STANDARDS



The Servicer shall provide the loan accounting and servicing functions described in this document for the Portfolio(s) attached hereto, and for any other Portfolios that may become subject to this Agreement from time to time. Servicing Fees shall cover all servicing costs (including various borrower account maintenance updates and title cures). The Servicer shall provide reconstitution support to the Purchaser if accounts in the Portfolio are sold pursuant to a Pass Through Transfer or a Whole Loan Transfer.

Servicing Environment Setup:
Set up unique identification for the Portfolio in the Servicer loan accounting and servicing system to provide servicing and process standards, reporting of results, data, and reports as mutually agreed upon for this Portfolio.

Establish procedures for calculating and assigning Deficiency Balances to HNB recovery units or through a third party vendor.

All customer statements, forms, letter, correspondence and default notices and resulting actions will be identified in the name of the Servicer and the Purchaser name shall not be conveyed in any written or verbal correspondence unless required by law.

Report monthly to the 3 major credit bureaus in the name of the Servicer and not the Purchaser.

Loan Account Servicing and Reporting:
Maintain appropriate customer and loan account records for all accounts on the Servicer Accounting System. The system will accurately account for interest accruals, payoff calculations, late charge processing, payment application processing, delinquency processing and closed loan processing.

Process all loan payments in compliance with the Retail Installment Loan Contracts.

Process on a daily basis all payments received from customers.

Perform all exception processing for non exact items, misapplied payments, or other correspondence received from the customers.

Appropriately staff (including with Bilingual counselors) the toll free customer service and collection line to respond to customer inquiries using live operators (define and agree upon working hours and days).

Respond to and resolve written customer inquiries regarding their accounts.

Process account maintenance changes to the loan accounting system.

Generate and mail late notices to customers when their account becomes past due.

Generate and maintain an interface to the Servicer Collection Management System for all accounts that are past due to initiate collection efforts.

Investigate and process refunds on overpayment accounts.

Process and address any credit bureau disputes received from customers directly or the credit bureaus.

Update the credit bureau risk score for each account within the portfolio on a quarterly basis, and provide updates to Purchaser.

Periodically update the behavior score (as applicable) for each account in the portfolio.

Generate and mail appropriate forms and letters to customers throughout the life of the loan (i.e. payoff letters, final payment bills, paid letters, etc.).

Send any notices provided by the Purchaser or its designee to maintain compliance with the Privacy Act.

Maintain customer accounts in an automated loan accounting system ensuring the information contained in the account records is accurate and authorized change requests are processed.

Provide all payment processing for loan accounts including ACH, other electronic payment processes currently available and supported, and Lock box account for receipt of customer payments.

Provide 24/7 toll-free incoming call service to loan customers for inquiries on their accounts.

Establish access to a VRU to provide automated balance and payoff information for loan customers.

Perform paid loan processing functions including credit bureau updates.

Process lien satisfactions for paid out/closed installment loans.

Archive all loan documents on hard copy or film for the appropriate retention period.

Loan Account Collection:
Establish and maintain collection records in the Servicer Collection Management System for all past due accounts. Record all collection efforts within the collection history for each account.

Process extensions in accordance with Purchaser or its designee's guidelines.

Skip a Payment or other deferment programs (other than as provided in Section 4.01(b)) may not exceed the number allowed in the existing pass-a-payment program in current coupon books.

Early Stage Delinquency:
Utilize the Servicer's STRATA Decisioning System including any Behavior Scoring System and updated FICO scores to assign collection strategies as specified herein. Loans will have phone calls start as early as 1 day past due depending on the account level strategy. First payment default loans must be called between the fifth and tenth day. Minimum Right Party Contact Rates of 25% monthly, and call penetration rates to be actively managed to achieve these results.

Customer contact inquiries will be made to determine and provide the reason(s) for default including but not limited to status of employment and household income, any insurance claims in process, status of insurance on and location and condition of collateral if applicable.

Collection actions and contact attempts will be taken in accordance collection strategies as often as necessary and at various times of the day, evening, and weekend in compliance with applicable law.

Accounts with no contact after 10 days (or earlier, if there is no phone number in service for the related Account) will be escalated to manual review to determine on-going strategy. If account has still not been contacted through the dialer, account will be assigned to an off-dialer collection resource for the purpose of direct scheduled calling sequence which may include a targeted call period (evenings, weekends, breaks, etc.). This process will occur approximately 17-20 days after scheduled due date.

At any stage (either by on-dialer recognition or through off-dialer review) the account can be forwarded to an off-dialer resource or to a supervisor. No promise in excess of ten days will be allowed. An account is currently considered a broken promise 3 days after the date made. Advanced collection resources will become involved if the customer has broken an existing promise to pay. These resources will work the account within two business days after the broken promise. In special circumstances, the account can be issued directly to supervisor for review for repossession, or to the skip department for advance location review. Broken promises are sent to a specific queue and will be prioritized in CACS to maximize the next day call rate.

Skip tracing will commence as soon as indicated (telephone disconnected, mail returned), and no later than 10 days after no contact. Making borrower contacts attempts based on information obtained through methods such as credit reports, internet services, place of employment and co-signer information, door knocks, etc. If all account information is still considered to be valid, account will be placed back into the dialer for 2nd random call sequencing.

Mid-Stage and Off-Dialer Collections:
A supervisor reviews most accounts that progress to beyond 30-days delinquent, or that have been referred to the supervisor by the collector due to an adverse situation or unacceptable customer request. No accounts (other than, potentially, accounts with a balance of less than $2,500) will remain on the dialer for longer than 45 days.

For accounts 30 or more days past due, continued regular phone attempts to contact the Borrower will be made.

Customers 30 or more days past due will be requested to send payments via overnight mail or through an automatic payment service.

Exclusive of any on-line automated late notices, the collection resource will have the ability to generate an on-line collection letter to the debtor. These notices to range from a friendly reminder to a firm demand letter based upon the severity of the delinquency and the history of the account.

Account will remain in the collection resource's queue with a follow-up code. This code will only be changed if the customer makes a payment, or the collection resource performs an action on the account. Accounts are typically sorted based upon the oldest follow-up date and the outstanding balance of delinquency. Account follow-up should not exceed two days without the account being reviewed.

Between the 45th and 60th day of delinquency of accounts where no payment arrangements have been made, Servicer will order a current credit bureau report if appropriate, verify title lien if applicable, and value of collateral if applicable and order a copy of the Contract as needed.

The supervisor can submit the account for repossession during the standard review process, or during special request by the off-dialer collection resource. This will occur when the account has progressed to approximately 55 days, but no more than 70 days contractually delinquent, but may occur at any time based upon the supervisor's/portfolio manager's determination.

Advance Collections:
Late Stage Collectors will be dedicated to collect on accounts at or near 45 days contractually delinquent. No more than 200 accounts will be assigned to any one Late Stage Collector at any one time.

Advance collections include:

o        Accounts that are skip and cannot be located
o Accounts that have broken multiple promises to pay without activity by the customer
o        Accounts that are out for repossession or liquidation
o        Accounts with pending insurance activity

For most accounts that becomes 60 days past due, a supervisor shall review the account and determine and execute a collection strategy. Strategies will be based upon the borrowers ability to pay, delinquency status, payment history and the asset's value/location. If it is not conceivable that arrangements can be made to bring the customer current over a period of time through a repayment plan or extension (in accordance with the agreed upon procedures), the supervisor will submit the account to the collateral management group for review for asset liquidation.

The account is placed into a special queue, where a mini-skip routine is performed to secure the whereabouts of the asset prior to assigning the account for repossession. This process is designed to expedite the recovery and sale process, and minimizes acquisition and storage costs.

The collector will examine the collateral type and value, and make an evaluation as to the time necessary to liquidate the asset, and estimate the potential selling price prior to the final decision to liquidate.

Servicer will charge off accounts from the Servicer Loan Accounting System at the earliest of:
        i)   when the account is deemed uncollectible, or
        ii)  when the asset has been sold and proceeds received, or
        iii) 60 days after repossession, if the asset is still in inventory, or
        iv) by the end of the month during which a loan becomes 120 days past due and is not in repossession inventory, or
        v) by the end of the month during which a loan becomes 180 days past due.

Unrecovered balances will be charged off promptly after collateral liquidation and receipt of funds. Servicing functions supporting the collection, repossession and remarketing, or securing of insurance or other proceeds due on the account will continue regardless of the charge off designation. Servicing and Accounting systems, reports and data files must contain an identifier for Repossession, and/or Charge-off status.

In cases of loan default and charge offs only, Servicer will apply for and use reasonable efforts to realize upon insurance proceeds, including GAP insurance and rebates on insurance and warranty policies in order to mitigate the loss incurred. In all other cases, customers will be directed to the originating dealership for cancellations, refunds, and all other insurance and warranty matters.

Accounts in repossession and bankruptcy status remain in special queues that are not accessed by the general collection resources unless redemption, reaffirmation, dismissal, or other action has occurred which would qualify the account for general collection processing.

Repossession:

Servicer will provide a repossession and remarketing network and contract with such third party service providers.

Contracts assigned for repossession shall be handled in accordance with the following standards and procedures:

o        Verify lien on title.
o        Order copy of contract and original title, if appropriate.
o Complete assignment to repossessor with borrower and collateral information within 48 hours of receipt in repossession department.
o        Follow up with repossessor on progress weekly.
o        Continue to attempt contact and payment arrangements with borrower.
o When contacted by repossessor that property has been repossessed, obtain condition report, storage location and costs.
o Follow state requirements regarding borrower notification and redemption or reinstatement periods.
o If appropriate, negotiate redemption, notify storage lot of redemption and terms. Provide borrower with redemption release to claim property once terms have been met.
o If no redemption, determine value of collateral, set floor price and proceed with sale at auction.

o All auction expenses to be netted from proceeds of sale and net proceeds applied to the loan balance. Repossession expenses are paid by invoice and added to account balance.
o        Calculate deficiency balance and send deficiency letter to borrower.
o        Obtain any warranty or insurance proceeds due on account.
o Charge off deficiency, or if overage exists after full payment of account and expenses, send overage to borrower with notice of sale.

Servicer remarketing specialist to attend auctions to inspect collateral, validate the auction process, and/or evaluate the remarketing strategy.

Recovery:

Account collection activities will continue after charge-off by following recovery procedures in accordance with this Agreement, including:

Option 1:

o Attempt to collect on the Deficiency Balance for an account for a period of no more than 120 days, which may be extended an additional 60 days if, in the Servicer's reasonable judgment such extension will maximize recovery of the Deficiency Balance; and then
o Refer the related account to a Collector to collect on the Deficiency Balance for an account; or

Option 2:

o Immediately refer the related account to a Collector to collect on the Deficiency Balance, if, in the Servicer's reasonable judgment referral of such account to the Collector will maximize recovery of the Deficiency Balance.

In any event, remittances collected or received from servicer or Collector shall be included in the Remittance Amounts.

Guideline Costs associated with repossession and remarketing process
(estimated):

Judicial Fees: $500
Repossessor charge: $285 per unit (includes keys) average of voluntary and involuntary
Storage Fee:  $10 average per unit repossessed and sold
Standard Auction Clean-Up Fee:  $83 per vehicle
Auction or Sale fee: Average of $105 per unit sold
Title conversion or Duplicate Title (if applicable): $45 per unit sold Move collateral to auction: $37 per vehicle
Impound fees if applicable:  Average of $45 per account processed

All costs are to be recouped from the liquidation sale proceeds. Net liquidation proceeds cannot be less than zero.

Bankruptcy:
In the event that a debtor declares bankruptcy, servicer enters the bankruptcy transaction on the account the same or following business day that the notification is received. The account is placed into the bankruptcy department's worklist, where follow-up dates and codes are placed on the account to ensure that the servicer is following state and federal law in the handling of these accounts. Servicer will perform all necessary actions for bankruptcy including, at a minimum, the following:

o        Acknowledge receipt of bankruptcy notice
o Stop all collection activity to comply with Federal Stay Order, including property sale
o Conduct initial review verifying payment status, collateral, account balance and debtor's attorney
o        Obtain knowledge and understanding of the customer's plan
o        Lift stay on collateral, as needed
o        Motion to discharge/dismiss, as needed
o        Objection to confirmation, as needed
o        File proof of claim on all BKs as necessary
o        Monitor customer's compliance to the confirmed plan
o        Aggressively pursue reaffirmation of debt
o        Process Cram Down amount when received from the court

Performance Standards:
The following Performance Standards will be measured on a calendar month basis during the term of this Agreement. Servicer and Purchaser will jointly develop specific measurement process and documentation during the implementation.

------------------------------------------------------------ ------------------
                                                                 Performance
                     Customer Service                              Standard
------------------------------------------------------------ ------------------
Timeliness:  % of calls answered in under 30 seconds                 70%
------------------------------------------------------------ ------------------
Timeliness:  % incoming calls answered.  Manage to 5%                95%
abandonment rate or better
------------------------------------------------------------ ------------------
For routine customer service inquiries (e.g. due date
changes, automatic deductions) fulfillment confirmation
letters will be sent within 2 business days.  All written            90%
service inquiries will be processed within the standard
day guidelines detailed by Servicer.
------------------------------------------------------------ ------------------
% of payments posted same business day if received in lock           95%
box by 10:00 AM EST with payment coupon.  Payments
received after 10:00 AM EST, will be posted the next
business day.  All other exception payments will be posted
not more than 5 business days after receipt.
------------------------------------------------------------ ------------------

------------------------------------------------------------ ------------------
                        Collections                              Performance
                                                                   Standard
------------------------------------------------------------ ------------------
Timeliness:  Percent of incoming calls to the defined 800#           70%
answered within 30 seconds
------------------------------------------------------------ ------------------
Adherence to Collection Standards specified herein                   90%
------------------------------------------------------------ ------------------
Right Party Contact Rate for Early Stage Delinquent
Accounts (1 to 29 Days Past Due) based on 200% file
penetration and complete and accurate borrower contact               25%
information.
------------------------------------------------------------ ------------------
Maximum Late Stage Accounts (60+ Days Past Due) assigned             200
per Collector
------------------------------------------------------------ ------------------
New bankruptcy filings assigned per Bankruptcy Specialist         120 - 150
------------------------------------------------------------ ------------------
Repossession                                                     Performance
                                                                   Standard
------------------------------------------------------------ ------------------
Maximum number of repossessed Financed Vehicles in                   50%
inventory for more than 60 days
------------------------------------------------------------ ------------------
Mainframe Systems                                                Performance
                                                                   Standard
------------------------------------------------------------ ------------------
Availability                                                         98%
------------------------------------------------------------ ------------------

                                   EXHIBIT H


                                    FORM OF

                         SUBSEQUENT TRANSFER AGREEMENT

         THIS SUBSEQUENT TRANSFER AGREEMENT is dated as of ____________, 2004, (as amended, this "Agreement") among MORGAN STANLEY AUTO LOAN TRUST 2004-HB2, a Delaware statutory trust (the "Issuer"), MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as depositor (the "Depositor"), THE HUNTINGTON NATIONAL BANK, as servicer ("HNB," and in such capacity, the "Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the "Indenture Trustee"), and is made pursuant to the Sale and Servicing Agreement referred to below.


                                  WITNESSETH:

         WHEREAS, the Issuer, the Depositor and the Servicer are parties to the Sale and Servicing Agreement, dated as of June 30, 2004 (as amended, modified or supplemented, the "Sale and Servicing Agreement");

         WHEREAS, pursuant to the Sale and Servicing Agreement, the Depositor wishes to convey the Subsequent Receivables referred to in Section 2 below to the Issuer; and

         WHEREAS, the Issuer is willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Issuer, the Depositor and the Servicer hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

         "Subsequent Cut-Off Date" means, with respect to the Subsequent Receivables conveyed hereby, ____________ 2004.

         "Subsequent Transfer Date" means, with respect to the Subsequent Receivables conveyed hereby, __________, 2004.

         SECTION 2. Schedule of Receivables. Annexed hereto as Schedule A is a schedule listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Agreement on the Subsequent Transfer Date.

         SECTION 3. Conveyance of Subsequent Receivables. In consideration of the Issuer's delivery to or upon the order of the Depositor of $____________, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer on the Subsequent Transfer Date, without recourse (subject to the obligations of the Depositor set forth in the Sale and Servicing

Agreement), and the Issuer hereby purchases, all right, title and interest of the Depositor in, to and under each of the Subsequent Receivables listed on Schedule A hereto, including:

                  (i) all interest, principal, and any other amounts received on or with respect to each of such Subsequent Receivables after the Subsequent Cut-Off Date;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) all other security interests or other property interests created by or constituting each such Subsequent Receivable and on any property that shall have secured the Subsequent Receivable and that shall have been acquired by or on behalf of the Depositor;

                  (iv) all of the Depositor's rights with respect to each such Subsequent Receivable and the documentation relating to such Subsequent Receivables, including, without limitation, all rights under the VSI Policy with respect to such Subsequent Receivable and the contents of each Receivable File, including, without limitation, all of the Depositor's enforcement and other rights under the UCC and other Applicable Law;

                  (v) rebates of premiums on insurance policies and all other items financed as part of such Subsequent Receivables in effect as of the related Subsequent Cut-Off Date, including but not limited to, service warranties;

                  (vi) all Servicing Rights with respect to, and all proceeds of and rights to enforce, any of the foregoing, including, without limitation, any Insurance Proceeds and Liquidation Proceeds;

                  (vii) all of the Depositor's rights (but not its obligations) under the Assignment, Assumption and Recognition Agreement (as supplemented), the Flow Purchase Agreement and the related Assignment with respect to such Subsequent Receivables;

                  (viii) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

                  (ix) the proceeds of any and all of the foregoing.

         SECTION 4. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Subsequent Transfer Date that:

              (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business. as such properties are currently owned and such business is presently conducted.

              (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

              (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, duly authorized by the Depositor by all necessary corporate action.

              (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

              (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

              (f) No Proceedings. No legal or governmental proceedings are pending to which the Depositor is a party or of which any property of the Depositor is subject and no such proceedings are, to the Depositor's knowledge, threatened or contemplated, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

              (g) No Litigation Pending. There is no action, suit, regulatory or other proceeding of any kind pending or, to the Depositor's knowledge, threatened against or materially affecting the Depositor or the properties of the Depositor before any Governmental Authority which, if determined adversely to the Depositor, would adversely affect the Depositor ability to execute, deliver and perform its obligations under this Agreement.

              (h) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

              (i) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Depositor in writing pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make such statement, document or report not misleading.

              (j) Principal Balance. The aggregate Principal Balance of the Subsequent Receivables listed on Schedule A annexed hereto, which Schedule A shall supplement Schedule A to the Sale and Servicing Agreement, and conveyed to the Issuer pursuant to this Agreement and the Sale and Servicing Agreement as of the Subsequent Cut-Off Date is $_________________.

         SECTION 5. Conditions Precedent. The obligation of the Issuer to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

              (a) Representations and Warranties. Each of the representations and warranties made by the Depositor in Section 4 of this Agreement and in
Section 3.02 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

              (b) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.01(c) of the Sale and Servicing Agreement shall have been satisfied.

              (c) Additional Information. The Depositor shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.02 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

         SECTION 6. Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement. is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9. Third Party Beneficiary. The Indenture Trustee and its successors and assigns shall be an express third party beneficiary of this Agreement.

                           [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                    MORGAN STANLEY AUTO LOAN
                                    TRUST 2004-HB2


                                    By:  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity
                                    but solely as Owner Trustee



                                    By:______________________________
                                         Name:
                                         Title:



                                    MORGAN STANLEY ABS CAPITAL II INC.,
                                      as Depositor



                                    By:______________________________
                                         Name:
                                         Title:



                                    THE HUNTINGTON NATIONAL BANK,
                                      as Servicer



                                    By:______________________________
                                         Name:
                                         Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Indenture Trustee





By:______________________________
     Name:
     Title:

                                   EXHIBIT I


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                                 Schedule A

                                           to Subsequent Transfer Agreement



                        List of Subsequent Receivables